                                                                    EXHIBIT 10.9

                         ADOPTION AGREEMENT - ARTICLE 1
                      NON-STANDARDIZED PROFIT SHARING PLAN


1.1     PLAN INFORMATION:

        (a)    Name of Plan: This is the
                             Extended Systems, 401K       Plan (the "Plan").

        (b) Type of Plan:

               (1)    [X]    401(k) and Profit Sharing

               (2)    [ ]    Profit Sharing Only

               (3)    [ ]    401(k) Only

        (c) Name of Plan Administrator, if not the Employer:

               Name:         Extended Systems of Idaho, Inc.

               Address:      P.O. Box 4937, Boise, Idaho 83711
                             -----------------------------------------

               Phone Number: (208) 322-7575

               The Plan Administrator is the agent for service of legal process for the Plan.

        (d) Limitation Year (check one):

               (1)    [X]    Calendar Year

               (2)    [ ]    Plan Year

               (3)    [ ]    Other:

        (e)    Three-Digit Plan Number:            002

        (f)    Plan Year End (month/day):          12/31

        (g) Plan Status (check one):

               (1)    [ ]    Effective Date of new Plan:

               (2)    [X]    Amendment Effective Date: 04/01/96 This is (check
                             one):

                      (A)    [ ]    an amendment of The CORPORATE plan for
                                    Retirement Adoption Agreement previously executed by the Employer; or

                      (B)    [X]    a conversion from another plan document
                                    into The CORPORATE plan for Retirement.

               The original Effective Date of the Plan:      01/01/91

                      The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.

1.2     EMPLOYER:

        (a)    The Employer is:             Extended Systems, Inc. of Delaware

               Address:                     5777 North Meeker Avenue
                                            Boise, ID 83713

               Contact's Name:              Stephen M. Shaffer

               Telephone Number:            (208) 322-7575

               (1)    Employer's Tax Identification Number:   82-0399670

               (2)    Business form of Employer (check one):


                      (A) [X] Corporation                (B) [ ] Governmental


                      (C) [ ] Sole Proprietor or         (D) [ ] Tax-exempt
                              Partnership                        Organization

                      (E) [ ] Subchapter S               (F) [ ] Rural Electric
                              Corporation                        Cooperative

               (3)    Employer's fiscal year end:         June 30

               (4)    Date business commenced:            03/01/85

        (b) The term "Employer" includes the following Related Employer(s) (as defined in Section 2.01(a)(26)):

                      Extended Systems Inc. of Delaware
                      Extended Systems of Idaho, Inc.


1.3     COVERAGE:

        (a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:

               (1)    Service requirement (check one):

                      (A)    [ ]    no service requirement.

                      (B)    [ ]    three consecutive months of service (no
                                    minimum number Hours of Service can be
                                    required).

                      (C)    [X]    six consecutive months of service (no
                                    minimum number Hours of Service can be
                                    required).

                      (D)    [ ]    one Year of Service.
                                    (1,000 Hours of Service is required during
                                     the Eligibility Computation Period.)

               (2)    Age requirement: (check one)

                      (A)    [ ]    no age requirement.

                      (B)    [X]    must have attained age 21 (not to exceed
                                    21).

               (3) The class of Employees eligible to participate in the Plan (check one):

                      (A)    [ ]    includes all Employees of the Employer.

                      (B)    [X]    includes all Employees of the Employer
                                    except for (check the appropriate box(es)):

                             (i)    [X]     Employees covered by a collective
                                            bargaining agreement.

                             (ii)   [ ]     Highly Compensated Employees as
                                            defined in Code Section 414(q).


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                             (iii)  [X]     Leased Employees as defined in
                                            Section 2.01(a)(18).

                             (iv)   [X]     Nonresident aliens who do not
                                            receive any earned income from the
                                            Employer which constitutes United
                                            States source income.

                             (v)    [X]     Other: Student Hires and Temporary
                                            Employees

               Note: No exclusion in this section may create a discriminatory class of Employees. An Employer's Plan must still pass the Internal Revenue Code coverage and participation requirements if one or more of the above groups of Employees have been excluded from the Plan.

        (b)    The Entry Date(s) shall be (check one):

               (1)    [ ]    the first day of each Plan Year (do not select if
                             Section 1.03(a)(1)(D) is elected or if there is an age requirement of greater than 20 1/2 in Section
                             1.3(a)(2)(13)).

               (2)    [ ]    the first day of each Plan Year and the date six
                             months later.

               (3)    [ ]    the first day of each Plan Year and the first day
                             of the fourth, seventh, and tenth months.

               (4)    [X]    the first day of each month.

        (c) Date of Initial Participation - An Employee will become a Participant unless excluded by Section 1.3(a)(3) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Section 1.3(a), if any, except (check one):

               (1)    [X]    No exceptions.

               (2)    [ ]    Employees employed on the Effective Date in
                             Section l.1(g) will become Participants on that date.

               (3)    [ ]    Employees who meet the age and service
                             requirement(s) of Section 1.3(a) on the Effective
                             Date in Section 1.1(g) will become Participants on that date.

1.4     COMPENSATION:

        (a) For purposes of determining contributions under the Plan, Compensation shall be as defined in Section 2.1(a)(7), but excluding (check the appropriate box(es)):

               (1)    [ ]    Overtime Pay.

               (2)    [ ]    Bonuses.

               (3)    [ ]    Commissions.

               (4)    [X]    The value of a qualified or a non-qualified
                             stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

                Note: These exclusions shall not apply for purposes of the "Top-Heavy" requirements in Section 9.3 or for allocating Discretionary Employer Contributions if an Integrated Formula is elected in Section 1.5(a)(29).

               (5)     [ ]   No exclusions.

        (b)    Compensation for the First Year of Participation

               Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

               (1)    [ ]    For the entire Plan Year.

               (2)    [X]    For the portion of the Plan Year in which the
                             Employee is eligible to participate in the Plan.

1.5     CONTRIBUTIONS:

        (a)    [ ]    Employer Contributions:

               (1)    [ ]    Fixed Formula - Nonintegrated Formula (check (A) or
                            (B) and fill in the blank):

                      (A)    [ ]    Fixed Percentage Employer Contribution:

                                For each Plan Year, the Employer will contribute for each eligible Participant an amount equal to ____% (not to exceed 15%) of such Participant's Compensation.


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


                      (B)    [ ]    Fixed Flat Dollar Employer Contribution:

                                For each Plan Year, the Employer will contribute for each eligible Participant all amount equal to $__________.

               (2)    [X]    Discretionary Formula

               The Employer may decide each Plan Year whether to make a discretionary Employer contribution on behalf of eligible Participants in accordance with Section 4.6. Such contribution shall be allocated to eligible Participants based upon the following (check (A) or (B)):

                      (A)    [X]    Nonintegrated Allocation Formula:

                                    In the ratio that each eligible
                                    Participant's Compensation bears to the
                                    total Compensation paid to all eligible
                                    Participants for the Plan Year.

                      (B)    [ ]    Integrated Allocation Formula:

                                    In accordance with Section 4.6.

               Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect
               (2)(B).

               (3)    Eligibility Requirement(s)

               A Participant shall be entitled to Employer contributions for a Plan Year under this Subsection (a) if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (B) and (C) may not be elected together):

                      (A) [ ] is employed by the Employer on the last day of the
                              Plan Year.

                      (B) [ ] earns at least 500 Hours of Service during the
                              Plan Year.

                      (C) [X] earns at least 1,000 Hours of Service during the
                              Plan Year.

                      (D) [ ] no requirements.

               Note: If option (A), (B), or (C) above is selected, then Employer contributions can only be funded by the Employer after Plan Year end. Employer contributions funded during the Plan Year Shall not be subject to the eligibility requirements of this section 1.5(a)(3).

        (b)    [X]    Deferral Contributions

               (1)    Regular Contributions

               The Employer shall make a Deferral Contribution in accordance with Section 4.1 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15% (no more than 15%) of Compensation for that period.

                      (A) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

                             (i)    [ ]  As of the beginning of each payroll
                                         period.

                             (ii)   [X]  As of the first day of each month.

                             (iii)  [ ]  As of the next Entry Date.

                             (iv)   [ ] (Specify, but must be at least once per
                                         Plan Year.)

                              --------------------------------------------------

                              --------------------------------------------------

                      (B) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                             (i)    [ ]     The first day of the next Plan Year.

                             (ii)   [X]     Any subsequent Plan Entry Date.

                             (iii)  [ ]    (Specify, but must be at least once
                                           per Plan Year.)


                              --------------------------------------------------

                              --------------------------------------------------

               (2)    [X]    Catch-Up Contributions

               The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.

               (3)    [X]    Bonus Contributions

               The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer-paid cash bonuses made for such Participants during the Plan Year. The Compensation definition elected by the Employer in
               Section 1.4(a) must include bonuses if bonus contributions are permitted.

               Note: A Participant's contributions under (2) and/or (3) may not cause the Participant to exceed the percentage limited specified by the Employer in (1) after the Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely affect the Plan's ability to pass the actual deferral percentage test and/or the actual contribution percentage test.

               (4)    [ ]    Qualified Discretionary Contributions

               The Employer may contribute an amount which it designates as a Qualified Discretionary Contribution to be included in the actual deferral percentage or actual contribution percentage test. Qualified Discretionary Contributions shall be allocated to Non-highly Compensated Employees (check one):

                      (A)   [ ]     in the ratio which each such Participant's
                                    Compensation for the Plan Year bears to the total of all such Participants' Compensation for the Plan Year.

                      (B)   [ ]     as a flat dollar amount for each such
                                    Participant for the Plan Year.

        (c)    [X]    Matching Contributions (only if Section 1.5(b) is checked)

               (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

                      (A)    [ ]     50%

                      (B)    [X]    100%

                      (C)    [ ]    ___%

                      (D)    [ ]    (Tiered Match) ____% of the first ____% of
                                    the Participant's Compensation contributed to the Plan, ____% of the next ____% of the Participant's Compensation contributed to the

                                    Plan, ____% of the next % of the
                                    Participant's Compensation contributed to the Plan.

                       Note: The percentages specified above for Matching Contributions may not increase as the percentage of Compensation contributed increases.

                      (E)    [ ]    The percentage declared for the year, if
                                    any, by a Board of Directors' Resolution or by a Letter of Intent for a Sole Proprietor or Partnership.

               (2)    [X]    The Employer may at Plan Year end make an
                             additional Matching Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution or by a Letter of Intent for a Sole Proprietor or Partnership, of the Deferral Contributions made by each Participant during the Plan Year (only if an option is checked under Section 1.5(c)(1)).

               (3)    [X]    Matching Contribution Limits (check the appropriate
                             box):

                      (A)    [X]    Deferral Contributions in excess of 3%
                                    of the Participant's Compensation for the period in question shall not be considered for Matching Contributions.

                      Note: If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

                      (B)    [ ]    Matching Contributions for each
                                    Participant for each Plan Year shall be
                                    limited to $___________.

               (4)    [ ]      Eligibility Requirement(s)

               A Participant who makes Deferral Contributions during the Plan Year under Section 1.5(b) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es).
               Options (B) and (C) may not be elected together):

                      (A) [ ] Is employed by the Employer on the last day of the
                              Plan Year.

                      (B) [ ] Earns at least 500 Hours of Service during the
                              Plan Year.

                      (C) [ ] Earns at least 1,000 Hours of Service during the Plan Year.

                      (D) [ ] Is not a Highly Compensated Employee for the Plan Year.

                      (E) [ ] Is not a Partner of the Employer, if the Employer is a Partnership.

                      (F) [X]  No requirements.

               Note: If option (A), (B), or (C) above is selected, then Matching Contributions can only be funded by the Employer after the Plan Year ends. Any Matching Contribution funded before Plan Year end shall not be subject to the eligibility requirements of this
               Section 1.5(c)(4)). If option (A), (B), or (C) is adopted during a Plan Year, such option shall not become effective until the first day of the next Plan Year.

        (d) [ ]Employee After-Tax Contributions (check one):

               (1)     [ ]      Future Contributions

               Participants may make voluntary non-deductible Employee contributions pursuant to Section 4.9 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.5(b). Matching Contributions by the Employer are not allowed on any voluntary non-deductible Employee contributions. Withdrawals are limited to one per year unless Employee contributions were allowed under a previous plan document which authorized more frequent withdrawals.

               (2)     [ ]      Frozen Contributions

               Participants may not make voluntary non-deductible Employee contributions, but the Employer does maintain frozen Participant voluntary non-deductible Employee Contribution Accounts.

1.6     RETIREMENT AGE(S):

        (a) [X] The Normal Retirement Age under the Plan is (check one):

               (1)    [X]    age 65.

               (2)    [ ]    age _____ (specify between and 64).

               (3)    [ ]    later of the age _____ (cannot exceed 65) or the
                             fifth anniversary of the Participant's Employment
                             Commencement Date.

        (b)    [X]    The Early Retirement Age is the first day of the month
                      after the Participant attains age 55 (specify 55 or greater) and completes 5 Years of Service for Vesting.

        (c)    [X]    A Participant is eligible for Disability Retirement if
                      he/she (check the appropriate box(es)):

               (1)    [X]    satisfies the requirements for benefits under
                             the Employer's Long- Term Disability Plan.

               (2)    [ ]    satisfies the requirements for Social Security
                             disability benefits.

               (3)    [ ]    is determined to be disabled by a physician
                             approved by the Employer.

1.7     VESTING SCHEDULE:

        (a) The Participant's vested percentage in Employer contributions (Fixed or Discretionary) elected in Section 1.5(a) and/or Matching Contributions elected in Section 1.5(c) shall be based upon the schedule(s) selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable Vesting Schedule below.


(1)     Employer Contributions                (2)     Matching Contributions
        (check one):                                  (check one):
        (A) [ ] N/A - No Employer Contributions       (A) [ ] N/A - No Matching Contributions
        (B) [X] 100% Vesting immediately              (B)[ ] 100% Vesting immediately
        (C) [ ] 3-year cliff (see C below)            (C)[ ] 3-year cliff (see C below)
        (D) [ ] 5-year cliff (see D below)            (D)[ ] 5-year cliff (see D below)
        (E) [ ] 6-year graduated (see E below)        (E)[ ] 6-year graduated (see E below)
        (F) [ ] 7-year graduated (see F below)        (F)[ ] 7-year graduated (see F below)
        (G) [ ] Other vesting (complete G1  below)    (G)[X] Other vesting (complete G2 below)

                                VESTING SCHEDULE


   YEARS OF
 SERVICE FOR
   VESTING            C              D              E              F              G1             G2
--------------  -------------  -------------- -------------- -------------- -------------- --------------
      0              0%              0%             0%             0%           _____            0%
      1              0%              0%             0%             0%           _____           20%
      2              0%              0%            20%             0%           _____           40%
      3             100%             0%            40%            20%           _____           60%
      4             100%             0%            60%            40%           _____           100%
      5             100%            100%           80%            60%           _____           N/A
      6             100%            100%           100%           80%           _____          _____
      7             100%            100%           100%           100%           100%           100%
==============  =============  ============== ============== ============== ============== ==============

Note: A schedule elected under GI or G2 above must be at least as favorable as one of the schedules in C, D, E, or F above.

        (b)    [ ]     Years of Service for Vesting shall exclude (check one):

               (1)     [ ]   for new plans, service prior to the Effective
                             Date as defined in Section 1.1(g)(1).

               (2)     [ ]   for existing plans converting from another plan
                             document, service prior to the original Effective
                             Date as defined in Section 1.1(g)(2).

1.8     PREDECESSOR EMPLOYER SERVICE:

Service for purposes of eligibility in Section 1.3(a)(1) and vesting in Section 1.7(a) of this Plan shall include service with the following employer(s):

        (a)
             ------------------------------------------------------------------
        (b)
             ------------------------------------------------------------------
        (c)
             ------------------------------------------------------------------
        (d)
             ------------------------------------------------------------------

1.9     PARTICIPANT LOANS:

Participant loans (check (a) or (b)):

        (a)    [X]    will be allowed in accordance with Section 7.9,
                      subject to a $1,000 minimum amount, and will be granted
                      (check (1) or (2)):

               (1)    [X]    for any purpose.

               (2)    [ ]    for hardship withdrawal (as defined in Section
                             7.10) purposes only.

        (b)    [ ]    will not be allowed.

1.10    HARDSHIP WITHDRAWALS:

Participant withdrawals for hardship prior to termination of employment (check one):

        (a)    [X]    will be allowed in accordance with Section 7.10,
                      subject to a $1,000 minimum amount.

        (b)    [ ]    will not be allowed.

1.11    DISTRIBUTIONS:

        (a) Subject to Articles 7 and 8 and (b) below, distributions under the Plan will be paid (check the appropriate box(es)):

               (1)    [X]    as a lump sum.

               (2)    [X]    under a systematic withdrawal plan (installments).

        (b)    [X]    Check if a Participant will be entitled to receive a
                      distribution of all or any portion of the following
                      Accounts without terminating employment upon attainment of age 59 1/2 (check one):

               (1)    [ ]    Deferral Contribution Account.

               (2)    [X]    All Accounts.

        (c)    [X]    Check if the Plan was converted (by Plan amendment)
                      from another defined contribution plan, and the benefits were payable as (check the appropriate box(es)):

               (1)   [ ]    a form of single or joint and survivor life annuity.

               (2)   [ ]    an in-service withdrawal of vested Employer
                            contributions maintained in a Participant's Account
                            (check (A) and/or (B)):

                     (A)    [ ]     for at least _________ (24 or more) months.

                     (B)    [ ]     after the Participant has at least 60 months
                                    of participation.

               (3)   [X]    another distribution option that is a
                            "protected benefit" under Section 411(d)(6) of the Internal Revenue Code. Please attach a separate page identifying the distribution option(s). These additional forms of benefit may be provided for such plans under Articles 7 or 8.

               Note: Under Federal Law, distributions to Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.

1.12    TOP-HEAVY STATUS:

        (a)    The Plan shall be subject to the Top-Heavy Plan requirements of
               Article 9 (check one):

               (1)   [ ]    for each Plan Year

               (2)   [X]    for each Plan Year, if any, for which the Plan
                            is Top-Heavy as defined in Section 9.2.

               (3)   [ ]    Not, applicable. (This option is available for
                            plans converting only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in
                            Section 1.5.)

        (b) In determining Top-Heavy status, if necessary for an Employer with at least one defined benefit plan, the following assumptions shall apply:

               (1)   [ ]    Interest rate:        % per annum.

               (2)   [ ]    Mortality table:                .
                                              --------------

               (3)   [X]    Not applicable.

        (c) In the event that the Plan is treated as Top-Heavy for a Plan Year, each Non-Key Employee shall receive an Employer contribution of at least 3 (3, 4, 5, or 7 1/2) % of Compensation for the Plan Year in accordance with Section 9.3 (check one):

               (1)   [ ]     under this Plan in any event.

               (2)   [X]     under this Plan only if the Participant is not
                             entitled to such contribution under another qualified plan of the Employer.

               (3)   [ ]     Not applicable. (This option is available for
                             plans covering only Employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in
                             Section 1.5.)

               Note: Such minimum Employer contribution may be less than the percentage indicated in (c) above to the extent provided in
               Section 9.3(a).

        (d) In the event that the Plan is treated as Top-Heavy for a Plan Year, the following Vesting Schedule shall apply instead of the schedule(s) elected in Section 1.7(a) for such Plan Year and each Plan Year thereafter (check one):

               (1)   [X]     100% vested after zero (0) (not in excess of 3)
                             Years of Service for Vesting.

               (2)   [ ]



    YEARS OF
    SERVICE           VESTING           MUST BE
  FOR VESTING        PERCENTAGE        AT LEAST
----------------   -----------------------------------
       0               _____              0%
       1               _____              0%
       2               _____              20%
       3               _____              40%
       4               _____              60%
       5               _____              80%
       6               _____             100%



               Note: If the schedule(s) elected in Section 1.7(a) is (are) more favorable in all cases than the schedule elected in (d) above, then the schedule(s) in Section 1.7(a) will continue to apply even in Plan Years in which the Plan is Top-Heavy.

1.13    TWO OR MORE PLANS

        Code Section 415 limitation an annual additions:

        If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

        (a) If the Employer maintains, or maintained, any other defined contribution plan which is not a Master or Prototype Plan, Annual Additions for any Limitation Year to this Plan will be limited (check one):

               (1)   [ ]   in accordance with Section 5.3 of this Plan.

               (2)   [X]   in accordance with another method set forth attached.

               (3)   [ ]   Not applicable.

        (b) If the, Employer maintains, or maintained, any defined benefit plan(s), the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may, not exceed the limitation specified in Code Section 415(e), modified by section 416(h)(1) of the Code. This combined plan limit will be met as follows (check one):

               (1)   [ ]   Annual Additions to this Plan are limited so that
                           the sum of the Defined Contribution Fraction and the Defined Benefit Fraction does not exceed 1.0.

               (2)   [ ]   another method of limiting Annual Additions or
                           reducing projected annual benefits is set forth on an attached schedule.

               (3)   [X]   Not applicable.

1.14    ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS:

        (a)    Investment Directions

        Participant Accounts will be invested (check one):

               (1)   [ ]   in accordance with investment directions provided
                           to the Trustee by the Employer for allocating all Participant Accounts among the options listed in
                           (b) below.

               (2)   [X]   in accordance with investment directions
                           provided to the Trustee by each Participant for allocating his entire Account among the options listed in (b) below.

               (3)   [ ]   in accordance with investment directions provided
                           to the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

                      (A)  [ ]    Fixed or Discretionary Employer contributions;

                      (B)  [ ]    Employer Matching Contributions.

                      The Employer must direct the applicable sources among the same investment options made available for Participant-directed sources listed in (b) below.

        (b)    Plan Investment Options

        The Employer hereby establishes a Trust under the Plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14 by its signature below. Participant Accounts under the Trust will be invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.


FUND NAME                                       FUND NUMBER
---------                                       -----------
(1)     Retirement Money Market Portfolio       630
(2)     Government Securities Fund              054
(3)     Growth and Income Portfolio             027
(4)     Blue Chip Growth Fund                   312
(5)     Contrafund                              022
(6)     Growth Company Fund                     025
(7)     Overseas Fund                           094
(8)
(9)
(10)

Note: An additional annual recordkeeping fee will be charged for each fund in excess of seven (7) funds.


        To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.

        Note: The method and frequency for change of investments will be determined under the rules applicable, to the selected funds or, if applicable, the rules of the Employer adopted in accordance with Section
        6.3. Information will be provided regarding expenses, if any, for changes in investment options.

1.15    RELIANCE ON OPINION LETTER:

        An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer wishes to obtain reliance that his/her Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

        This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic Plan Document No .07. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.16    PROTOTYPE INFORMATION:

Name of Prototype Sponsor:                  Fidelity Management & Research Co.
Address of Prototype Sponsor:               82 Devonshire Street
                                            Boston, MA 02109

Questions regarding this prototype document may be directed to the following telephone number: 1 800 343-9184.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)



        IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed

                      this   17th       day of     January       , 19    96    .
                           ------------        -------------------     ---------

        Employer             Extended Systems, Inc.
                      ----------------------------------------------------------
        By                   /s/  Stephen M. Shaffer
                      ----------------------------------------------------------
        Title                Human Resources Manager
                      ----------------------------------------------------------

        Employer             Extended Systems, Inc.
                      ----------------------------------------------------------
        By                   /s/  Karla K. Rosa
                      ----------------------------------------------------------
        Title                Assistant Controller
                      ----------------------------------------------------------

        Accepted by Fidelity Management Trust Company, as Trustee


        By                   /s/  Gary L. Yerke                     Date 1/30/96
                      ----------------------------------------------------------
        Title                Senior Legal Counsel
                      ----------------------------------------------------------

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)


        IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed

                   this   17th       day of     January         , 19    96    .
                         ------------        --------------------     ---------
        Employer             Extended Systems, Inc.
                      ----------------------------------------------------------
        By                   /s/  Stephen M. Shaffer
                      ----------------------------------------------------------

        Title                Human Resources Manager
                      ----------------------------------------------------------

        Employer             Extended Systems, Inc.
                      ----------------------------------------------------------
        By                   /s/  Karla K. Rosa
                      ----------------------------------------------------------
        Title                Assistant Controller
                      ----------------------------------------------------------

        Accepted by Fidelity Management Trust Company, as Trustee


        By                   /s/  Gary L. Yerke                Date 1/30/96
                      ----------------------------------------------------------

        Title                Senior Legal Counsel
                      ----------------------------------------------------------

1.13(a) If the Employer maintains, or maintained, any other defined contribution plan which is not a Master or Prototype Plan, Annual Additions for any Limitation Year to this Plan will be limited (check one):

(2) in accordance with another method set forth on an attached separate sheet.

100% of excess annual additions will be allocated from the Extended Systems 401K Plan the April 1 next following the close of such Plan Year, whether or not such Participant has retired.

        9.7 Notice to Trustee. The Administrator will notify the Trustee whenever any Participant or Beneficiary is entitled to receive a distribution under the Plan. In giving such notice, the Administrator will specify the name and last known address of the person receiving such distribution. Upon receipt of such notice from the Administrator, the Trustee will, as soon as is reasonably practicable, distribute such amount.

Article X.  Withdrawals.

        10.1 Hardship Withdrawals. Any Participant who suffers a financial hardship, as defined in this Section, may request a withdrawal from, his Share of the Trust Fund of any sum not in excess of his nonforfeitable interest in such share (determined as of the Valuation Date coinciding with or immediately preceding the date of the Participant's request) by written notice to the Administrator setting forth the amount requested and the fact establishing the existence of such hardship. Upon receipt of such a request, the Administrator shall determine whether a financial hardship exists; if the Administrator determines that such a hardship does exist, it shall further determine what portion of the amount requested by the Participant is required to meet the need created by the hardship, and shall direct the Trustee to distribute to the Participant in a single lump sum payment the amount so determined to be required. For purposes of this Section, the term "financial hardship" includes any financial need arising from

        (a)    the post secondary education of a dependent of the Participant,

        (b)    the purchase of a primary residence for the Participant,

        (c) major medical expenses of the Participant or a dependent which are not covered by insurance, or

        (d) any other cause which, in the Administrator's determination, has produced an immediate and heavy financial need;

provided, that the Administrator may, in its sole discretion, alter the foregoing definition of financial hardship or otherwise limit the amount, time or manner of any distribution under this section to the extent deemed necessary by the Administrator to satisfy the requirements of Section 401(k) of the Code or of the Treasury Regulation promulgated thereunder. No distribution under this
Section 10.1
shall be made after December 31, 1988 from any income allocable to Elective Contribution (or, to the extent provided in

                                SERVICE AGREEMENT
                           PROFIT SHARING/401(K) PLAN


This Agreement is between Fidelity Management Trust Company ("Fidelity") and
        Extended Systems Incorporated
--------------------------------------------------------------------------------
(the "Employer"), who maintains the Plan designated below.


Plan Name:                                  Extended Systems, 401K Plan
                                    --------------------------------------------
Implementation Date:                        4/1/96
                                    --------------------------------------------
Number of Eligible Employees:               135
                                    --------------------------------------------

Select One:                         [ ]     Start Up Plan
                                    [X]     Conversion Plan or Start Up plan
                                            with assets transferred
                                            from another plan.

ARTICLE I.  IMPLEMENTATION SERVICE FEES:

Set Up Fee:                                                               $2,000

Includes:

        -       Camera-ready copy of all relevant Administrative Forms

        -       Employee Communication Materials

        -       Fidelity Retirement Services Workbench Software and Reference
                Manuals

        - Implementation Conference Call - Issues covered include electronic data transmission, contribution processing cycles, ordering communication materials, plan administrative needs, plan profile, project timetables, and resource coordination.

        -       One Administrative Manual

        -       One original Summary Plan Description

        - Prototype plan document (updated as required to ensure compliance with the Internal Revenue Code)

        Conversion Fee:                                                 $2,000*

        (For Conversion Plans or Start-up Plans with Assets Transferred From Another Plan)

        Includes:

       - Establishment of historical data on the Fidelity Participant Recordkeeping System FPRS)

       - Implementation Meeting, if necessary - Issues covered include data transmission, contribution processing cycles, plan administrative needs, plan profile, project timetables, and resource coordination.

       -     Preparation of Participant and plan records for FPRS.

       -     Reconciliation of all contribution data.

       -     Transfer of assets from current Trustee.

       *    To be completed and initialed by a Fidelity Representative.

ARTICLE II.  ADMINISTRATIVE SERVICE FEES:

        Annual Fees (Sum of (1) through (4)):

        (1)    Base Fee                                                  $2,000

        (2)    Per Participant Fee:

               Contributions will be remitted to Fidelity via wire transfer on a (select one):


[ ]     Monthly (or less frequent) Cycle     [ ]     $28 per Participant
[X]     Biweekly or Semimonthly Cycle        [X]     $35 per Participant
[ ]     Weekly Cycle                         [ ]     $40 per Participant

               The minimum fee under Sections (1) and (2) is $4,500 except if the Employer elected a biweekly, semimonthly or weekly contribution cycle. If a biweekly or semimonthly cycle is selected then the minimum fee is $4,500 plus an additional $7 per participant. If a weekly cycle is selected then the minimum fee is $4,500 plus an additional $12 per participant.

        Includes:

        -      Contribution processing on the designated cycle

       -     Daily valuation

       -     Investment exchanges of existing Participant account balances

       -     Investment direction of future contributions

       -     Monthly Trial Balance Report

       -     Monthly withdrawals

       -     Quarterly Administrative Report

       -     Quarterly Statements mailed directly to Participants' homes

       - Twenty-four hour Participant telephone access to account balance and fund price information

       The Quarterly Administrative Report and Quarterly Statements will be generated based on a (select one):

       [ ]      January 31, April 30, July 31 or October 31 cycle
       [X]      February 28, May 31, August 31 or November 30 cycle

       (3)     (Optional)


                                                                          AMOUNT
                                                    PARTICIPANTS         PER FUND
------------------------------------------------   -----------------    -------------
Additional Fee for each Fidelity Fund offered              1 - 1,000          $   500
for the Plan in excess of seven                        1,001 - 2,000           $1,000
                                                     more than 2,000           $1,500

               Indicate the number of funds offered under the Plan in excess of seven: 0.

        (4)    (Optional)

               Additional Per-Participant Fee For Frozen Employee

               Voluntary After-Tax Contribution (frozen or active) Account:  $10

               (Only for those Participants with active or inactive after-tax balances.)

ARTICLE III.  TRUSTEE SERVICE FEES:

        Annual Fee:                                                       $2,800

        Includes:

       -     Annual Plan-Year-End Summary Reporting Package on a cash basis.

       -     Custody of plan assets held in trust at Fidelity.

       -     Distribution checks and annual IRS Form 1099-R Tax reporting.

       - Plan assets invested at the direction of Participants, or the Employer if Employer direction is elected.

       -     Service for Exiting Employees (SEE) Kit for IRA Rollovers.

ARTICLE IV.  ADDITIONAL FEES:

        (1)    EMPLOYEE COMMUNICATION

       -     Initial Employee enrollment meeting         No charge for one day-one
             presentations.                              city meetings**

       -     Meetings for additional consecutive days    $500 per day for same city**
             of initial Employee enrollment meetings     $750 per day for additional sites**

               **Limit of four meetings per day.          *According to account executive Peter
                                                          Lu, we would not need for one site in
                                                          Boseman, MT
                                                          approved per Jennifer Bechtol 1/18/96

        (2)    PARTICIPANT LOANS

       -     Participant loan application fee processed   $75 setup
             via batched hardcopy

       -     Participant loan maintenance                 $25 per year
             (Loan fees must be paid by the Employer unless paid by the Participant.)

        (3)    RECORDKEEPING GUARANTEED INSURANCE CONTRACT (GIC)

       -       Annual Fee
               $    NA

               (Based upon Fidelity's review of the GIC.

               Three percent of the GIC assets will be maintained as a Reserve Fund by Fidelity in a money market portfolio for Participant redemptions. The annual GIC recordkeeping fee will not apply to this Reserve Fund. Instead, an investment management fee of up to 18 basis points will be charged and deducted from the Reserve Fund's interest income.

        (4)    MISCELLANEOUS DISTRIBUTIONS

        -      Refund of Participant 401 (k) excess deferrals,          $25 per Participant
               contributions, or annual additions.  This fee
               will be changed to the Employer.                         (Only for those Participants
                                                                        who receive refunds.)

        (5)    NON-DISCRIMINATION TESTING (select one):                 [X]  Yes  [ ]  No

               By indicating "yes" in the above box, the Employer authorizes Fidelity to perform the Core and/or Additional Tests listed below. PLEASE CHOOSE EITHER PACKAGE TESTING SERVICES (OPTION "A") OR ONE OR MORE OF THE TESTS OFFERED UNDER THE INDIVIDUAL TESTING SERVICES (OPTION "B"). (Note: The services included under option "a" include all of the individual tests listed under option "b"). The Employer understands that the non-discrimination tests' results are based upon the information provided to Fidelity by the Employer. Fidelity cannot be responsible for invalid test results that are based upon incorrect or incomplete information provided to Fidelity. Fidelity has no obligation to solicit data, nor does it have an obligation to ascertain the accuracy or completeness of the data received. The Employer must complete a Fidelity nondiscrimination testing questionnaire before the initial test can be performed.

               (a)    [X]    Package Testing

               (Effective for plan years beginning on or after January 1, 1994)

               If the Package Testing Service is elected, Fidelity will perform SEMI-ANNUAL Actual Deferral Percentage, Actual Contribution Percentage, Annual Addition and Deferral Contribution Limitation tests (as outlined in the Core Testing Services section below) and, as necessary, the ANNUAL Top Heavy, Minimum and Minimum Participation tests (as outlined in the Testing Services section below) for the Employer's Plan. The fees for these services are as follows:

               Initial test date for semi-annual test: 9/1/96  (Please specify.)


              PLAN SIZE
(BASED ON NUMBER OF ELIGIBLE EMPLOYEES)                        PACKAGE TESTS
---------------------------------------                        -------------
                       1 - 500                                       $2,250
                     501 - 1,000                                     $3,300
                   1,001 - 2,000                                     $4,350
                  ==============                               ============


               (b)    [ ]    Individual Testing Services

                      1.     SEMI-ANNUAL OR ANNUAL CORE TESTING SERVICES

                      If elected, Fidelity will perform the non-discrimination test required by Internal Revenue Code (IRC) Section 401(k)(3) (Actual Deferral Percentage Test (ADP)) and, if applicable, by IRC Section 401(m)(2) (Actual Contribution Percentage Test (ACP)). The annual fee for performing the tests is listed below. Fidelity must receive complete and accurate data in the required format thirty days prior to the anticipated distribution date of Participant refunds due to the Plan's failure of the non-discrimination tests under IRC Section 401(k)(3) and/or 401(m)(2). Fidelity must receive proper written authorization from the Employer before making any such distributions.

                      There are two Core Testing Service Options, Semi-Annual or Annual Testing. You may elect one of the following options.

                      [ ]    Semi-Annual ADP, ACP, IRC Section 415(c)(1) and IRC
                             Section 402(g) Limit Testing

                      [ ]    Annual ADP, ACP, IRC Section 415(c)(1) and IRC
                             Section 402(g) Limit Testing

                      Initial test date for semi-annual test: (Please specify.)

              PLAN SIZE                    ANNUAL                SEMI-ANNUAL
     (BASED ON NUMBER OF ELIGIBLE        (ONE TEST)              (TWO TEST)
              EMPLOYEES)                   CYCLE*                  CYCLES*
     ----------------------------  ---------------------         ------------
                       1 - 500             $1,300                    $1,500
                     501 - 1,000           $1,800                    $2,200
                   1,001 - 2,000           $2,000                    $2,950
                   ==============         =======                ============


               *Each CORE TESTING SERVICES Cycle includes an ADP Test, an ACP Test, IRC Section 402(g) Deferral Limitation Monitoring (for calendar year plans only), and IRC Section 415(c)(1) Limitation Monitoring (for Defined Contribution Plans only). A quarterly testing cycle is available, and the fee will be quoted upon request.

                      2.     ADDITIONAL TESTING SERVICES

                      [ ] IRC Section 416(c)(2) Top-Heavy Test (Annual Top-Heavy Test for Defined Contribution Plan(s)). Fidelity will perform the top-heavy test for an Employer that also has a defined benefit plan that is aggregated with the defined contribution plan. However, the Employer must timely provide Fidelity with the relevant defined benefit plan information.

                      [ ]    IRC Section 410(b)(1) Minimum Coverage Test
                             (Annual Ratio Percentage Test only) and IRC Section 401(a)(26) Minimum Participation Test.

                      The fees for the Additional Testing Services, if they are elected individually, are as follows:


             PLAN SIZE                        IRC                MINIMUM COVERAGE
        (BASED ON NUMBER OF            SECTION 416(C)(2)     (RATIO PERCENTAGE TEST ONLY)
        ELIGIBLE EMPLOYEES)              TOP-HEAVY TEST             AND MINIMUM
                                                               PARTICIPATION TEST**
------------------------------        -------------------    ------------------------------
              1 - 500                   $  750                      $ 750
            501 - 1,000                 $1,100                     $1,100
          1,001 - 2,000                 $1,450                     $1,450
          ===============              =========                 =========

               **This fee includes the Minimum Coverage Test and the Minimum Participation Test.

               Any annual IRC tests not elected in options "a" or "b" are the responsibility of the Employer. The data for the Core and/or Additional Testing Services must be transmitted to Fidelity on magnetic tape or via Fidelity Retirement Service Workbench Software.

               The Employer will be billed a pro-rata portion of the entire annual Non-Discrimination Testing Service fee at the end of each quarter based upon the number of tests elected in the Employer's Authorization for Non-discrimination Tests. If testing is required for more than one plan of the Employer, a fee will be charged for each plan based upon the number of Employees eligible to participate in that plan. If extraordinary consulting regarding the results of the non-discrimination tests is provided by Fidelity personnel to the Employer, then such consulting will be provided at the rate of $100 per hour. In addition, any correction or manipulation of Plan data by Fidelity personnel at the request of the Employer will be charged at the rate of $100 per hour.

ARTICLE V.  BILLING INFORMATION:

        Fidelity's quarterly invoice for services rendered will be sent to the following address:


Contact Name:                        Stephen M. Shaffer
Telephone Number:                    (208) 322-7575
Title:                               Human Resources Manager
Address:                             5777 North Meeker Ave.
City / State / Zip Code              Boise, Id.  83713

ARTICLE VI.  CONTACTS:


Prior Recordkeeper:                  Extended Systems of Idaho, Inc.
Contact Name:                        Karla Rosa
Telephone Number:                    (208) 322-7575
Title:                               Assistant Controller
Address:                             5777 North Meeker Ave.
City / State / Zip Code              Boise, Id.  83713


Prior Trustees:                      Douglas B. Winterrowd
Contact Name:                        Douglas B. Winterrowd
Telephone Number:                    (208) 322-7575
Title:                               Corporate Secretary, Extended Systems of
                                     Idaho, Inc.
Address:                             5777 North Meeker Ave.
City / State / Zip Code              Boise, Id.  83713

Prior Custodian:  (If not Trustee)   Piper - Jaffrey, Inc.
Contact Name:                        James Gannon
Telephone Number:                    (208) 336-2400
Title:                               Managing Director
Address:                             1161 River St., Suite 340
City / State / Zip Code              Boise, Id.  83702


External Payroll Vendor:             ADP (Automatic Data Processing)
Contact Name:                        Sandy Hertz
Telephone Number:                    (800) 736-3694
Title:                               Client Services Representative
Address:                             12250 E. Iliff Ave.
City / State / Zip Code              Aurora, CO  80014

Internal Payroll Contact:            Darren Oke
Contact Name:                        Darren Oke
Telephone Number:                    (208) 322-7575
Title:                               Staff Accountant
Address:                             5777 North Meeker Ave.
City / State / Zip Code:             Boise, Id.  83713
Payroll Frequency / Dates:           Semi monthly (1st and 16th of each month)

ARTICLE VII.  TERMS OF AGREEMENT:

        The Implementation, Administrative, Trustee Services, and Additional Fees specified on pages one through eight are contingent upon both parties fulfilling their respective responsibilities in following sections:

        (1)    Data Submission:

        The Employer or Plan Administrator will provide Fidelity with accurate and complete data via electronic data transmission, magnetic tape, or the Fidelity Retirement Services Workbench Software on a timely basis. As of the Implementation Date, the Employer or Plan Administrator must send Fidelity the following required data for each new or existing
        Participant: name, Social Security Number, address, employment dates, employment status, and initial investment elections. After the Implementation Date, the Employer or Plan Administrator may only send Fidelity the aforementioned information for a new Participant or changes to the name, address, employment dates, or employment status for an existing Participant. Investment election changes may only be made as provided in this Article VII, Section Four. Fidelity will not be responsible for any losses and/or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

        (2) Services:


        Fidelity will have the responsibility to perform only the services set forth in Articles I, II, III, and IV of this Agreement, effective as of the Implementation Date. All other regulatory and admin istrative matters relating to the Plan shall be the responsibility of the Employer and the Plan Administrator. If so elected, the Employer may engage Fidelity to perform the required annual Internal Revenue Code tests offered by its Non-discrimination Testing Services Group.

        (3)    Initial Investment Election:

        If Participant direction is elected by the Employer, each Participant in the Plan shall submit his/her initial investment elections to the Employer or Plan Administrator. These elections will then be submitted to Fidelity by the Employer or Plan Administrator in accordance with the terms set forth in Section One. All subsequent investment elections for existing Participants must be made in accordance with Section Four using the Fidelity telephone exchange system. Existing Participants must use the Fidelity telephone exchange in Section Four to make investment changes.

        (4)    Telephone Directions by Participants:

        If Participant direction is chosen by the Employer, each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and investment of future contributions among available investment options through the use of Fidelity's telephone exchange system. The Employer hereby directs Fidelity to act upon such telephonic instructions without questioning the authenticity of such direction other than as provided in the third paragraph of this section. Fidelity will not be responsible for any losses and/or expenses that arise for clients who provide changes for existing Participant investment elections via the Fidelity Retirement Services Workbench Application, electronic data transmission or magnetic tape.

        This service allows Participants to telephone Fidelity between the hours of 8:30 AM and 8:00 PM Eastern Time on any business day. The number of exchanges from a Participant's existing account balance will be governed by the mutual fund prospectus unless otherwise limited by the Employer in accordance with Section 6.03 of The CORPORATEplan for Retirement(SM) Prototype Basic Plan Document. Fidelity reserves the right to modify or withdraw the exchange privilege in the future. All telephone conversations will be recorded for the protection of Fidelity and the Participants. Fidelity will not be responsible for determining the authenticity of Participant and his/her telephone instructions. A confirmation of the exchange of existing account balances and/or a change in investment of future contributions will be mailed to the Participant within seven business days of the call. If the telephone call is received prior to 4:00 PM Eastern Time, the requested exchange will be effective with that day's mutual fund closing prices. If the telephone call is received after 4:00 PM Eastern Time, the exchange will be effective with the next business day's closing prices.

        A Participant will be required to provide the Fidelity telephone exchange system representative with his/her Employer's plan number, Social Security Number and personal identification number. For security purposes, upon proper notice to Fidelity, the Employer shall have the right to require a Participant to respond to additional questions (i.e., date of birth, date of hire, etc.) before being able to access his/her accounts. Only authorized Plan contact(s) and the Participant shall have access to a Participant's account. A Participant's ex-spouse who has a segregated account in the Plan under a Qualified Domestic Relations Order (QDRO) shall have access only to this account. A Participant's spouse or any other third party may not have access to the Participant's account or make exchanges of existing account balances and/or changes in the investment of future contributions. Upon proper documentation and notice to the Employer, an individual who becomes an active Beneficiary in accordance with Section 2.01(a)(5) of the Basic Plan Document due to the death of the Participant shall have the right to access the deceased Participant's account. Fidelity reserves the right to establish a separate account for the Beneficiary based upon his/her entitlement to the deceased Participant's account.

        A Participant may not change his/her address through the telephone exchange system. All such changes must be submitted to the Employer in writing. The Employer shall then send such changes to Fidelity in the required format.

        (5)    Employer Investment Direction:

        If Employer investment direction is chosen by the Employer, then all Participant accounts must be invested in Fidelity Fund(s) elected in
        Section 1.14(b) of the Adoption Agreement. A Participant will not be allowed to make any telephone exchanges of his/her account balance. Fidelity will provide the Employer with procedures for exchanging Participant account balances between/among Fidelity Fund(s) offered under the Plan. Exchanges requested by an authorized Plan representative will be executed within the time period specified in the procedures. Fidelity reserves the right to modify the procedures upon notice to the Employer.

        (6) Contributions:

        The Employer will be responsible for computing Employer contributions for eligible Participants unless Fidelity provides such a service. Contribution information must be received by Fidelity in an acceptable media: diskette, electronic data transmission, Fidelity Retirement Services Workbench Software or magnetic tape in the required Fidelity format. The Employer must consolidate the contribution information for multiple payrolls and/or multiple payroll sites onto one diskette, electronic data transmission, Fidelity Retirement Services Workbench Software or magnetic tape before sending it to Fidelity. The Employer will remit contributions by wire transfer to Fidelity after receiving notification and approval from Fidelity to wire the funds. Employer contributions may be sent on a quarterly or a less frequent cycle. The trade date of the transaction will be the day the funds are received by Fidelity. Unsolicited or unidentified wire transfers of contributions will not be invested until they can he properly identified and reconciled by Fidelity.

        (7) Withdrawals:

        Withdrawal requests, including loans, will be processed monthly based upon a mutually acceptable date determined immediately after the implementation period by Fidelity and the Plan Administrator except no withdrawal will be processed between December 15 and January 1. Fidelity will process all withdrawals and mail the checks to the Participants within ten business days of the monthly processing date. Withdrawals will only be processed if there is complete, accurate and properly authorized data received by Fidelity in the required media. AR withdrawal requests received after the monthly cutoff date will be processed the following month. The monthly withdrawal date may be changed once each Plan Year based upon the written consent of Fidelity and the Employer. Fidelity reserves the right to process withdrawals on a more frequent basis.

        (8)    IRS Determination Letter Filing:

        The Employer must use the Fidelity CORPORATEplan for Retirement(SM) Prototype Basic Plan Document and corresponding Adoption Agreement. The Employer can not add, delete, or modify them in any way. The Employer will be responsible for completing and executing the Adoption Agreement Standardized or Non-Standardized. Fidelity as the Prototype Plan Sponsor is responsible for updating and amending the Prototype Plan Documents. If the Nonstandardized Adoption Agreement is used, or if the Standardized Adoption Agreement is used and the Employer maintains, or has ever maintained, another plan, the Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified Under section 401 of the Internal Revenue Code. The Employer is responsible for filing a request with the appropriate Internal Revenue Service office to obtain an individual determination letter for its Plan.

        (9)    Initial Employee Communication Meetings:

        The initial day of Employee enrollment meetings will be limited to four meetings. Additional fees will be incurred if meetings are held on additional consecutive days or at multiple sites. Initial meetings represent those meetings conducted by Fidelity before or immediately after the Implementation Date of the Plan. Additional fees will be charged for all re-enrollment meetings or meetings conducted sixty days after the Implementation Date.

        (10)   Transition Period:

        An existing Employer Plan converting to Fidelity's CORPORATEplan for Retirement(SM) will be subject to a transition period to facilitate the movement of Participant records and Plan assets from the prior recordkeeper and/or trustee to Fidelity. The Employer will be responsible for ensuring the prior recordkeeper provides Fidelity with all of the required Participant account balance history and related information. The Plan assets must be converted to cash and wired to Fidelity on the Implementation Date unless the assets are already invested in a Fidelity mutual fund offered under The CORPORATEplan for Retirement(SM) (Fidelity reserves the right, upon sufficient written notice, to require the Employer to liquidate all holdings in Fidelity mutual funds as of the Implementation Date). The assets will be invested in a money market fund until the transition period is completed. The transition period will be from the Effective Date in Section 1.01(g) of the Adoption Agreement through the date the conversion process is completed and approved by the Employer. Participants will not be able to make withdrawals, exchanges, or redirect future contributions during the transition period. Fidelity will provide the Employer with information about the conversion process and the transition period.

        The duration of the transition period is dependent upon the cooperation of the prior recordkeeper, prior trustee, the Employer and the Plan Administrator. Fidelity can not guarantee that the transition period will end as of a specified date, or the length of time required to complete the implementation period.

        (11) Fees:

        As consideration for its services under this Agreement, Fidelity shall be entitled to the fees computed in accordance with Articles I, II, III and IV of this Agreement and any additional fees described in this Section. A reasonable additional fee will be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or payroll vendor. Additional services and special reports or statements may be provided if Fidelity and Employer enter into a separate written agreement identifying such services and the associated fees. Fidelity shall be entitled to reasonable compensation for its costs and expenses incurred in the event of termination of this Agreement. Fidelity reserves the right to charge a termination fee equal to a full year of fees identified under Articles I, II, III and IV in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

        Fidelity will charge an additional Conversion Fee under Article I if either the Employer acquires another Company and merges the acquired Company's plan with its Plan or the Employer receives additional assets to be added to its existing Plan. The Conversion Fee will be determined after the relevant information has been received by Fidelity. This fee will be communicated to the Employer prior to the conversion of additional assets into the Employer's Plan.

        The implementation service fee in Article I will be billed during the implementation process. The annual base fees in Article II will become effective as of the earlier of the date the telephone exchange service becomes available to Participants and/or the Employer, or the date Fidelity processes withdrawals. These fees will be prorated through the end of the initial quarter. All Fidelity fees in Articles II, III and IV will be billed in arrears to the Employer on a quarterly basis. An Employee is treated as a Participant for purposes of the annual per-participant fee if he/she has an account balance on any day of the quarter or any previous quarter in the twelve-month annual billing cycle. Therefore a Participant receiving a distribution will be considered a Participant in each quarter in which he/she had an account and each quarter thereafter in the billing cycle. The trustee fees in Article III will become effective as of the later of the Plan's Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Date.

        If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's quarterly invoice, or the fees are to be paid by the Participants, then the fees shall be paid from the Trust fund. Unless allocable to the accounts of particular Participants, such fees shall be charged against the respective accounts of all Participants in such reasonable manner as the Trustee may determine.

        (12) Duration and Amendment:

        This Agreement shall remain in effect for the remainder of the current calendar year and shall thereafter lie automatically extended for Successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement unless the receiving party agrees to a shorter notice period. This Agreement may be amended or modified at any time and from time to time instrument executed by the parties. Notwithstanding the foregoing, Fidelity reserves the right to amend unilaterally the fee schedule upon sixty days prior written notice to the Employer.

        (13)   Participant Loans:

        The Employer or Plan Administrator shall act as the Trustee's agent for the purpose of holding Participant loans and the related documentation and as such shall (1) hold physical custody of and keep safe the promissory notes and other loan documents, (2) collect and remit all principal and interest payments to the Trustee, (3) advise the Trustee of the date, amount and payee of the checks to be drawn representing loans, and (4) cancel and surrender the promissory, note and other loan documentation to the Participant when a loan has been paid in full.

        (14)   Beneficiary Designation Forms:

        The Employer or Plan Administrator will be responsible for physical custody of all Participant beneficiary designation forms.

        (15)   Recordkeeping Guaranteed Investment Contracts:

        Fidelity may provide recordkeeping services for an additional fee for a guaranteed investment contract ("GIC') held in an existing plan that converts to The CORPORATEplan for RetirementSM. The Employer's Plan must meet all of the criteria established by Fidelity before the GIC can be recordkept. Fidelity will review the GIC to determine any required changes. Fidelity will then notify the Employer of the required changes. The Employer will be responsible for negotiating directly with the Insurance Company for any changes that will be required to the GIC for Fidelity to recordkeep it. Fidelity will not conduct any Employee communication meetings until after all of the required changes have been agreed to by the Employer and the Insurance Company.

        Upon maturity of the GIC all proceeds must be invested into Fidelity Funds. Fidelity will not trustee the GIC assets and the Employer will be responsible for the establishment of a separate trust or fund under The CORPORATEplan for RetirementSM Prototype Basic Plan Document. The Employer will be required to sign a Consent to a Separate Trust/Fund and GIC Operating Agreement with Fidelity prior to the Effective Date listed in Section 1.01(g) of the Adoption Agreement. The former Agreement will identify the procedures and conditions for Fidelity to recordkeep the GIC.

        (16)   Use of Service Agreement:

        The use of this Service Agreement is contingent upon the use of The CORPORATEplan for RetirementSM Prototype Basic Plan Document and corresponding, Adoption Agreement. Fidelity shall have no responsibility whatsoever if the Employer attempts to use a plan document other than The CORPORATEplan for RetirementSM Document.

        (17) Investments:

        Fidelity shall have no discretion or authority with respect to the investment of the Plan assets but shall act solely as a directed trustee of the contributed funds. All Plan assets must be invested in allowable Fidelity Funds under The CORPORATEplan for RetirementSM as selected by the Employer unless a separate trust or fund is established under the Prototype Basic Plan Document with the written consent of Fidelity. The Employer may add, delete or replace any Fidelity Fund with another by providing Fidelity with proper written direction at least thirty days prior to the effective date of the change. Fidelity may charge the Employer a reasonable additional fee to facilitate the replacement of mutual fund(s).

        (18)   Service Providers:

        Fidelity Management Trust Company is the Trustee of the Employer's Plan under The CORPORATEplan for RetirementSM. Fidelity may use its affiliates in providing the services described in this Agreement.

SPECIMEN SIGNATURES:

        At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding The CORPORATEplan for RetirementSM Account. Only the following person(s) designed below is/are authorized to advise Fidelity on all plan administrative matters:



        Name & Title                             Specimen Signature


               Stephen M. Shaffer                    /s/  Stephen M. Shaffer
        ---------------------------------       --------------------------------
               Human Resources Manager
        ---------------------------------       --------------------------------

               Karla K. Rosa                         /s/  Karla K. Rosa
        ---------------------------------       --------------------------------
               Assistant Controller
        ---------------------------------

        ---------------------------------       --------------------------------

        ---------------------------------


        ---------------------------------       --------------------------------

        ---------------------------------


        PROCEDURE FOR CHANGING SPECIMEN SIGNATURES

        The specimen signatures can be changed by the Employer at any time. To add a new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the Account Manager, with an original specimen signature of the new authorized signer. To delete or replace a signer, the Employer should identify the name(s) of the individual(s) who is/are no longer authorized signer(s). The Employer must provide any change at least ten business days prior to the date the change will become effective.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)



This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Date.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED OFFICERS.



EMPLOYER:                                                 EMPLOYER:
Print Name:   Stephen M. Shaffer                          Print Name:   Karla K. Rosa
            -------------------------------                           -------------------------------
Signature:     /s/  Stephen M. Shaffer                    Signature:      /s/  Karla K. Rosa
            -------------------------------                           -------------------------------
Title:           Human Resources Manager                  Title:              Assistant Controller
            -------------------------------                           -------------------------------
Date:            January 17, 1996                         Date:              January 17, 1996
            -------------------------------                           -------------------------------

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.


FIDELITY MANAGEMENT TRUST COMPANY

Print Name:   Gary L. Yerke
            ---------------------------------
Signature:     /s/  Gary L. Yerke
            ---------------------------------
Title:           Senior Legal Counsel
            ---------------------------------
Date:            January 30, 1996
            ---------------------------------

                                        EXECUTION PAGE
                                       (EMPLOYER'S COPY)



This Agreement shall be governed by the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. This Agreement shall be effective for the Plan as of the later of the Effective Date in Section 1.01(g) of the Adoption Agreement or the Implementation Date.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE EXECUTED BY THEIR DULY AUTHORIZED OFFICERS.



EMPLOYER:                                                 EMPLOYER:
Print Name:   Stephen M. Shaffer                          Print Name:   Karla K. Rosa
            -------------------------------                           -------------------------------
Signature:     /s/  Stephen M. Shaffer                    Signature:      /s/  Karla K. Rosa
            -------------------------------                           -------------------------------
Title:           Human Resources Manager                  Title:              Assistant Controller
            -------------------------------                           -------------------------------
Date:            January 17, 1996                         Date:              January 17, 1996
            -------------------------------                           -------------------------------

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates two authorized signatures.


FIDELITY MANAGEMENT TRUST COMPANY

Print Name:   Gary L. Yerke
            ---------------------------------
Signature:     /s/  Gary L. Yerke
            ---------------------------------
Title:            Senior Legal Counsel
            ---------------------------------
Date:            January 30, 1996
            ---------------------------------

Note: This page should be signed by both the Employer and Fidelity. The Employer should forward this page to Fidelity after signing it. Fidelity will return it to the Employer after it is executed by an authorized Fidelity representative.

                        The CORPORATEplan for Retirement

                         THE PROFIT SHARING/401(K) PLAN

                       FIDELITY BASIC PLAN DOCUMENT No. 07

                                TABLE OF CONTENTS


                                                                                           PAGE
                                                                                           ----

ARTICLE 1 - ADOPTION AGREEMENT............................................................... 1

ARTICLE 2 - DEFINITIONS...................................................................... 1

      2.01  Definitions...................................................................... 1

ARTICLE 3 - PARTICIPATION.................................................................... 9

      3.01  Date of Participation............................................................ 9
      3.02  Resumption of Participation Following Reemployment............................... 9
      3.03  Cessation or Resumption of Participation Following a Change in Status............10
      3.04  Participation by Owner-Employee; Controlled Businesses...........................10
      3.05  Omission of Eligible Employee....................................................10

ARTICLE 4 - CONTRIBUTIONS....................................................................11

      4.01  Deferral Contributions...........................................................11
      4.02  Additional Limit on Deferral Contributions.......................................12
      4.03  Matching Contributions...........................................................15
      4.04  Limit on Matching Contributions and Employee Contributions.......................15
      4.05  Special Rules....................................................................19
      4.06  Fixed/Discretionary Employer Contributions.......................................20
      4.07  Time of Making Employer Contributions............................................21
      4.08  Return of Employer...............................................................21
      4.09  Employee Contributions...........................................................21
      4.10  Rollover Contributions...........................................................22
      4.11  Deductible Voluntary Employee Contributions......................................22
      4.12  Additional Rules for Paired Plans................................................23

ARTICLE 5 - PARTICIPANTS' ACCOUNTS...........................................................23

      5.01  Individual Accounts..............................................................23
      5.02  Valuation of Accounts............................................................23
      5.03  Code Section 415 Limitations.....................................................23

ARTICLE 6 - INVESTMENT OF CONTRIBUTIONS......................................................30

      6.01  Manner of Investment.............................................................30
      6.02  Investment Decisions.............................................................30
      6.03  Participant Directions to Trustee................................................31

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                           PAGE
                                                                                           ----

ARTICLE 7 - RIGHT TO BENEFITS................................................................31

      7.01  Normal or Early Retirement.......................................................31
      7.02  Late Retirement..................................................................32
      7.03  Disability Retirement............................................................32
      7.04  Death............................................................................32
      7.05  Other Termination of Employment..................................................32
      7.06  Separate Account.................................................................33
      7.07  Forfeitures......................................................................33
      7.08  Adjustment for Investment Experience.............................................34
      7.09  Participant Loans................................................................34
      7.10  In-Service/Hardship Withdrawals..................................................36
      7.11  Prior Plan in-Service Distribution Rules.........................................38

ARTICLE 8 - DISTRIBUTION OF BENEFITS PAYABLE
               AFTER TERMINATION OF SERVICE..................................................38

      8.01  Distribution of Benefits to Participants and Beneficiaries.......................38
      8.02  Annuity Distributions............................................................39
      8.03  Joint and Survivor Annuities/Preretirement Survivor Annuities....................40
      8.04  Installment Distributions........................................................42
      8.05  Immediate Distributions..........................................................44
      8.06  Determination of Method of Distribution..........................................44
      8.07  Notice to Trustee................................................................45
      8.08  Time of Distribution.............................................................45
      8.09  Whereabouts of Participants and Beneficiaries....................................46

ARTICLE 9 - TOP-HEAVY PROVISIONS.............................................................46

      9.01  Application......................................................................46
      9.02  Definitions......................................................................46
      9.03  Minimum Contribution.............................................................49
      9.04  Adjustment to the Limitation on Contributions And Benefits.......................50
      9.05  Minimum Vesting..................................................................50

                                         TABLE OF CONTENTS
                                            (CONTINUED)


                                                                                           PAGE
                                                                                           ----

ARTICLE 10 - AMENDMENT AND TERMINATION.......................................................50

     10.01   Amendment by Employer...........................................................50
     10.02   Amendment by Prototype Sponsor..................................................51
     10.03   Amendments Affecting Vented and/or Accrued Benefits.............................51
     10.04   Retroactive Amendments..........................................................52
     10.05   Termination.....................................................................52
     10.06   Distribution upon Termination of the Plan.......................................52
     10.07   Merger or Consolidation of Plans Transfer of Plan Assets........................52

ARTICLE 11 - AMENDMENT AND CONTINUATION OF PREDECESSOR PLANS
                TRANSFER OF FUNDS TO OR FROM OTHER QUALIFIED PLANS...........................52

     11.01   Amendment and Continuation of Predecessor Plan..................................52
     11.02   Transfer of Funds from an Existing Plan.........................................53
     11.03   Acceptance of Assets by Trustee.................................................54
     11.04   Transfer of Assets from Trust...................................................54

ARTICLE 12 - MISCELLANEOUS...................................................................54

     12.01   Communication to Participants...................................................54
     12.02   Limitation of Rights............................................................54
     12.03   Nonalienability of Benefits and Qualified Domestic Relations Orders.............55
     12.04   Facility of Payment.............................................................55
     12.05   Information between Employer and Trustee........................................56
     12.06   Effect of Failure to Qualify Under Code.........................................56
     12.07   Notices.........................................................................56
     12.08   Governing Law...................................................................56

ARTICLE 13 - PLAN ADMINISTRATION.............................................................57

     13.01   Powers and Responsibilities of the Administrator................................57
     13.02   Nondiscriminatory Exercise of Authority.........................................57
     13.03    Claims and Review, Procedural..................................................58
     13.04   Named Fiduciary.................................................................58
     13.05   Costs of Administration.........................................................58

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                           PAGE
                                                                                           ----

ARTICLE 14 - TRUST AGREEMENT.................................................................59

     14.01   Acceptance of Trust Responsibilities............................................59
     14.02   Establishment of Trust Fund.....................................................59
     14.03   Exclusive Benefit...............................................................59
     14.04   Powers of Trustee...............................................................59
     14.05   Accounts........................................................................60
     14.06   Approving of Accounts...........................................................60
     14.07   Distribution from Trust Fund....................................................61
     14.08   Transfer of Amounts from Qualified Plan.........................................61
     14.09   Transfer of Assets from Trust...................................................61
     14.10   Separate Trust or Fund for Existing Plan Assets.................................61
     14.11   Votings; Delivery of Information................................................62
     14.12   Compensation and Expenses of Trustee............................................63
     14.13   Reliance by Trustee on Other Persons............................................63
     14.14   Indemnification by Employer.....................................................63
     14.15   Consultant on by Trustee with Counsel...........................................63
     14.16   Persons Dealing with the Trustee................................................64
     14.17   Resignation or Removal of Trustee...............................................64
     14.18   Fiscal Year of the Trust........................................................64
     14.19   Discharge of Duties by Fiduciaries..............................................64
     14.20   Amendment.......................................................................64
     14.21   Plan Termination................................................................64
     14.22   Permitted Reversion of Funds to Employer........................................65
     14.23   Governing Law...................................................................65

                                    ARTICLE 1

                               ADOPTION AGREEMENT


                                    ARTICLE 2

                                   DEFINITIONS

      2.01  Definitions.

            (a) Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context:

                  (1) "Account" means an account established on the books of the Trust for the purpose of recording contributions made on behalf of a Participant and any income, expenses, gains or losses incurred thereon.

                  (2) "Administrator" means the Employer adopting this Plan, or other person designated by the Employer in Section 1.01(c).

                  (3) "Adoption Agreement" means Article 1, under which the Employer establishes and adopts, or amends, the Plan and Trust and designates the optional provisions selected by the Employer, and the Trustee accepts its responsibilities under Article 14. The provisions of the Adoption Agreement shall be an integral part of the Plan.

                  (4) "Annuity Starting Date" mean the first day of the first period for which an amount is payable as an annuity or in any other form.

                  (5)   "Beneficiary" means the person or persons entitled under
Section 7.04 to receive benefits under the Plan upon the death of a Participant, provided that for purposes of Section 7.04 such term shall be applied in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

                  (6) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (7)   "Compensation" shall mean

                        (A) for purposes of Article 4 (Contributions), compensation as defined in Section 5.03(e)(2) excluding any items elected by the Employer in Section 1.04(a), reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Sections 125, 402(a)(8), 402(h), or 403(b) of the Code; and

                        (B) for purposes of Section 2.01(a)(16)(Highly Compensated Employees), Section 5.03 (Code Section 415 Limitations), and Section
9.03 (Top-Heavy Plan Minimum Contribution), compensation as defined in Section 5.03(e)(2).

                        Compensation shall generally be based on the amount actually paid to the Participant during the Plan Year or, for purposes of
Article 4 if so elected by the Employer in Section 1.04(b), during that portion of the Plan Year during which the Employee is eligible to participate. Notwithstanding the preceding sentence, compensation for purposes of Section
5.03 (Code Section 415 Limitations) shall be based on the amount actually paid or made available to the Participant during the Limitation Year. Compensation for the initial Plan Year for a new plan shall be based upon eligible Participant Compensation, subject to Section 1.04(b), from the Effective Date listed in Section 1.01(g)(1) through the end of the first Plan Year.

                        In the case of any Self-Employed Individual, Compensation shall mean the Individual's Earned Income.

                        For years beginning after December 31, 1988, the annual Compensation of each Participant taken into account for determining all benefits provided under the plan for any determination period shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If a plan determines Compensation on a period of time that contains fewer than 12 calendar months, then the annual Compensation limit is the amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

                        If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000.

                        In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If the $200,000 limitation is exceeded as a result of the application of these rules, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

                  (8) "Earned Income" means the net earnings of a Self-Employed Individual derived from the trade or business with respect to which the Plan is established and for which the personal services of such individual are a material income-providing factor, excluding any items not included in gross income and the deductions allocated to such items, except that for taxable years beginning after December 31, 1989 net earnings shall be determined with regard to the deduction allowed under Section 164(f) of the Code, to the extent applicable to the Employer. Net earnings shall be reduced by contributions of the Employer to any qualified plan, to the extent a deduction is allowed to the Employer for such contributions under Section 404 of the Code.

                  (9) "Eligibility Computation Period" means each 12 consecutive month period beginning with the Employment Commencement Date and each anniversary thereof or, in the case of an Employee who, before completing the eligibility requirements set forth in Section 1.03(a)(1), incurs a break in service for participation purposes and thereafter returns to the employ of the Employer or Related Employer, each 12 consecutive month period beginning with the first day of reemployment and each anniversary thereof.

                        A "break in service for participation purposes" shall mean an Eligibility Computation Period during which the participant does not complete more than 500 Hours of Service with the Employer.

                  (10) "Employee" means any employee of the Employer, any Self Employed Individual or Owner-Employee. The Employer must specify in Section 1.03(a)(3) any Employee or class of Employees not eligible to participate in the Plan. If the Employer elects to exclude collective bargaining employees, the exclusion applies to any employee of the Employer included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers unless the collective bargaining agreement requires the employee to be included within the Plan. The term "employee representatives" does not include any organization more than half the members of which are owners, officers, or executives of the Employer.

                        For purposes of the Plan, an individual shall be considered to become an Employee on the date on which he first completes an Hour of Service and he shall be considered to have ceased to be an Employee on the date on which he last completes an Hour of Service. The term also includes a Leased Employee, such that contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. Notwithstanding the above, a Leased Employee shall not be considered an Employee if Leased Employees do not constitute more than 20-percent of the Employer's non- highly compensated work-force (taking into account all Related Employers) and the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization and providing (A) a nonintegrated employer contribution rate of at least 10-percent of compensation, as defined for purposes of Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code, (B) full and immediate vesting, and (C) immediate participation by each employee of the leasing organization.

                  (11) "Employer" means the employer named in Section 1.02(a) and any Related Employers required by this Section 2.01(a)(11). If Article 1 of the Employer's Plan is the Standardized Adoption Agreement, the term "Employer" includes all Related Employers. If Article 1 of the Employer's Plan is the Non-standardized Adoption Agreement, the term "Employer" includes those Related Employers designated in Section 1.02(b).

                  (12) "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service.

                  (13) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended.

                  (14) "Fidelity Fund" means any Registered Investment Company or Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans which is made available to plans utilizing the CORPORATEplan for Retirement.

                  (15) "Fund Share" means the share, unit, or other evidence of ownership in a Fidelity Fund.

                  (16) "Highly Compensated Employee" means both highly compensated active Employees and highly compensated former Employees.

                        A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the "look-back year," (A) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code), (B) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year, or (C) was an officer of the Employer and received compensation during such year that is greater than 50-percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term "Highly Compensated Employee" also includes (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year, and (ii) Employees who are 5-percent owners at any time during the look-back year or determination year.

                        If no officer has satisfied the compensation requirement of (C) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a highly compensated Employee.

                        For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year. The Employer may elect to make the look-back year calculation for a determination on the basis of the calendar year ending with or within the applicable determination year, as prescribed by Section 414(q) of the code and the regulations issued thereunder.

                        A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                        If an Employee is, during a determination year or look-back year, a family member of either a 5-percent owner who is an active or former Employee or a highly compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5- percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and 5-percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5-percent owner or top-ten highly compensated Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

                        The determination of who is a highly compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers, and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

                  (17)  "Hour of Service" means, with respect to any Employee,

                        (A) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties for the Employer or a Related Employer, each such hour to be credited to the Employee for the Eligibility Computation Period in which the duties were performed;

                        (B) Each hour for which the Employee is directly or indirectly paid, or entitled to payment, by the Employer or Related Employer (including payments made or due from a trust fund or insurer to which the Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty, or leave of absence, each such hour to be credited to the Employee for the Eligibility Computation Period in which such period of time occurs, subject to the following rules:

                              (i)   No more than 501 Hours of service shall be
credited under this paragraph (B) on account of any single continuous period during which the Employee performs no duties;

                              (ii)  Hours of Service shall not be credited under
this paragraph (B) for a payment which solely reimburses the Employee for medically-related expenses, or which is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

                              (iii) If the period during which the Employee
performs no duties falls within two or more Eligibility Computation Periods and if the payment made on account of such period is not calculated on the basis of units of time, the Hours of Service credited with respect to such period shall be allocated between not more than the first two such Eligibility Computation Periods on any reasonable basis consistently applied with respect to similarly situated Employees; and

                        (C) Each hour not counted under paragraph (A) or (B) for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to be paid by the Employer or a Related-Employer, shall be credited to the Employee for the Eligibility Computation Period to which the award or Agreement pertains rather than the Eligibility Computation Period in which the award agreement or payment is made.

                              For purposes of determining Hours of Service,
Employees of the Employer and of all Related Employers will be treated as employed by a single employer. For purposes of paragraphs (B) and (C) above, Hours of Service will be calculated in accordance with the provisions of Section 2530.200b-2(b) of the Department of Labor regulations, which are incorporated herein by reference.

                              Solely for purposes of determining whether a break
in service for participation purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the hours of service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 hours of service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence W by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The hours of service credited under this paragraph shall be credited (a) in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period, or (b)in all other cases, in the following computation period.

                  (18) "Leased Employee" means any individual who provides services to the Employer or a Related Employer (the "recipient") but is not otherwise an employee of the recipient if (A) such services are provided pursuant to an agreement between the recipient and any other person (the "leasing organization"), (B) such individual has performed services for the recipient (or for the recipient and any related persons within the meaning of Section 414(n)(6) of the Code) on a substantially full-time basis for at least one year, and (C) such services are of a type historically performed by employees in the business field of the recipient.

                  (19) "Normal Retirement Age" means the normal retirement age specified in Section 1.06(a) of the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in Section 1.06(a).

                  (20) "Owner-Employee" means, if the Employer is a sole proprietorship, the individual who is the sole proprietor, or if the Employer is a partnership, a partner who owns more than 10-percent of either the capital interest or the profits interest of the partnership.

                  (21) "Participant" means any Employee who participates in the Plan in accordance with Article 3 hereof.

                  (22) "Plan" means the plan established by the Employer in the form of the prototype plan, as set forth herein as a new plan or as an amendment to an existing plan, by executing the Adoption Agreement, together with any and all amendments hereto.

                  (23) "Plan Year" means the 12 consecutive month period ending on the date designated by the Employer in Section 1.01(f).

                  (24) "Prototype Sponsor" means Fidelity Management and Research Company or its successor.

                  (25) "Registered Investment Company" means any one or more corporations, partnerships or trusts registered under the Investment Company Act of 1940 for which Fidelity Management and Research Company serves as investment advisor.

                  (26) "Related Employer" means any employer other than the Employer named in Section 1.02(a) if the Employer and such other employer are members of a controlled group of corporations (as defined in Section 414(b) of the Code) or an affiliated service group (as defined in Section 414(m)), or are trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c)), or such other employer is required to be aggregated with the Employer pursuant to regulations issued under Section 414(o).

                  (27) "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the Employer or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

                  (28) "Trust" means the trust created by the Employer in accordance with the provisions of Section 14.01.

                  (29) "Trust Agreement" means the agreement between the Employer and the Trustee, as set forth in Article 14, under which the assets of the Plan are held, administered, and managed.

                  (30) "Trust Fund" means the property held in Trust by the Trustee for the Accounts of the Participants and their Beneficiaries.

                  (31) "Trustee" means the Fidelity Management Trust Company, or its successor.

                  (32) "Year of Service for Participation" means, with respect to any Employee, an Eligibility Computation Period during which the Employee has been credited with at least 1,000 Hours of Service. If the Plan maintained by the Employer is the plan of a predecessor employer, an Employee's Years of Service for Participation shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer, to the extent provided in Section 1.08.

                  (33) "Years of Service for Vesting" means, with respect to any Employee, the number of whole years of his periods of service with the Employer or a Related Employer (the elapsed time method to compute vesting service), subject to any exclusions elected by the Employer in Section 1.07(b). An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by Section 1.07(b). An Employee will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

                        In the case of a Participant who has 5 consecutive 1-year breaks in service, all years of service after such breaks in service will be disregarded for the purpose of vesting the Employer-derived account balance that accrued before such breaks, but both pre-break and post- break service will count for the purposes of vesting the Employer-derived account balance that accrues after such breaks. Both accounts will share in the earnings and losses of the fund.

                        In the case of a Participant who does not have 5 consecutive 1 year breaks in service, both the pre-break and post-break service will count in vesting both the pre-break and post-break employer derived account balance.

                        A break in service is a period of severance of at least 12 consecutive months. Period of severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the 12-month anniversary of the date on which the Employee was otherwise first absent from service.

                        In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a break in service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (A) by reason of the pregnancy of the individual, (B) by reason of the birth of a child of the individual, (C) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (D) for purposes of caring for such child for a period beginning immediately following such birth or placement.

                        If the Plan maintained by the Employer is the plan of a predecessor employer, an Employee's Years of Service for Vesting shall include years of service with such predecessor employer. In any case in which the Plan maintained by the Employer is not the plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer to the extent provided in Section 1.08.

            (b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise.


                                    ARTICLE 3

                                  PARTICIPATION

      3.01 Date of Participation. All Employees in the eligible class (as defined in Section 1.03(a)(3)) who are in the service of the Employer on the Effective Date will become Participants on the date elected by the Employer in
Section 1.03(c). Any other Employee will become a Participant in the Plan as of the first Entry Date on which he first satisfies the eligibility requirements set forth in Section 1.03(a). In the event that an Employee who is not a member of an eligible class (as defined in Section 1.03(a)(3)) becomes a member of an eligible class, the individual shall participate immediately if such individual had already satisfied the eligibility requirements and would have otherwise previously become a Participant.

            If an eligibility requirement other than one Year of Service is elected in 1.03(a)(1), an Employee may not be required to complete a minimum number of Hours of Service before becoming a Participant. An otherwise eligible Employee subject to a minimum months of service requirement shall become a Participant on the first Entry Date following his completion of the required number of consecutive months of employment measured from his Employment Commencement Date to the coinciding date in the applicable following month. For purposes of determining consecutive months of service, the Related Employer and predecessor employer rules contained in Sections 2.01(a)(17) and 2.01(a)(32) shall apply.

      3.02 Resumption of Participation Following Reemployment. If a Participant ceases to be an Employee and thereafter returns to the employ of the Employer he will be treated as follows:

            (a) he will again become a Participant on the first date on which he completes an Hour of Service for the Employer following his reemployment and is in the eligible class of Employees as defined in Section 1.03(a)(3), and

            (b) any distribution which he is receiving under the Plan will cease except as otherwise required under Section 8.08.

      3.03 Cessation or Resumption of Participation Following a Change in Status. If any Participant continues in the employ of the Employer or Related Employer but ceases to be a member of an eligible class as defined in Section 1.03(a)(3), the individual shall continue to be a Participant for most purposes until the entire amount of his benefit is distributed; however, the individual shall not be entitled to receive an allocation of contributions or forfeitures during the period that he is not a member of the eligible class. Such Participant shall continue to receive credit for service completed during the period for purposes of determining his vested interest in his Accounts. In the event that the individual subsequently again becomes a member of an eligible class of Employees, the individual shall resume full participation immediately upon the date of such change in status.

      3.04 Participation by Owner-Employee; Controlled Businesses. If the Plan provides contributions or benefits for one or more Owner Employees who control both the trade or business with respect to which the Plan is established and one or more other trades or businesses, the Plan and any plan established with respect to such other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and 401(d) of the Code with respect to the employees of this and all such other trades or businesses. If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of each such other trade or business must be included in a plan which satisfies Sections 401(a) and 401(d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under the Plan.

            If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the Employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for him under the most favorable plan of the trade or business which is not controlled.

            For purposes of this Section, an Owner-Employee, or two or more Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such Owner-Employees together, (a) own the entire interest in an unincorporated trade or business or (b) in the case of a partnership, own more than 50-percent of either the capital interest or the profits interest in such partnership. For this purpose, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership controlled by such Owner-Employee or such Owner-Employees.

      3.05 Omission of Eligible Employee. If any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution, if necessary, so that the omitted Employee receives the total amount which the said Employee would have received had he not been omitted. For purposes of this
Section 3.05, the term

"contribution" shall not include Deferral Contributions and Matching Contributions made pursuant to Sections 4.01 and 4.03, respectively.


                                    ARTICLE 4

                                  CONTRIBUTIONS

      4.01  Deferral Contributions.

            (a) If so provided by the Employer in Section 1.05(b), each Participant may elect to execute a salary reduction agreement with the Employer to reduce his Compensation by a specified percentage not exceeding 15% per payroll period, subject to any exceptions elected by the Employer in Section 1.05(b)(2) and 1.05(b)(3) and equal to a whole number multiple of one (1) percent. Such agreement shall become effective on the first day of the first payroll period for which the Employer can reasonably process the request. The Employer shall make a Deferral Contribution on behalf of the Participant corresponding to the amount of said reduction, subject to the restrictions set forth below. Under no circumstances may a salary reduction agreement be adopted retroactively.

            (b) A Participant may elect to change or discontinue the percentage by which his Compensation is reduced by notice to the Employer as provided in Section 1.05(b)(1).

            (c) No Participant shall be permitted to have Deferral Contributions made under the Plan, or any other qualified plan maintained by the Employer, during the taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

                  A Participant may assign to the Plan any Excess Deferrals made during the taxable year of the Participant by notifying the Plan Administrator on or before March 15 following the taxable year of the amount of the Excess Deferrals to be assigned to the Plan. A Participant is deemed to notify the Administrator of any Excess Deferrals that arise by taking into account only those Deferral Contributions made to the Plan and any other plan of the Employer. Notwithstanding any other provision of the Plan, Excess Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Deferrals were so assigned for the preceding year and who claims Excess Deferrals for such taxable year.

                  "Excess Deferrals" shall mean those Deferral Contributions that are includable in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. For purposes of determining Excess Deferrals, the term "Deferral Contributions" shall include the sum of all Employer Contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in
Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, any plan as described under Section 501(c)(18) of the Code, and any Employer Contributions made on the behalf of a Participant for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement. Deferral Contributions shall not include any deferrals properly distributed as excess annual additions. Excess Deferrals shall be treated as annual additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

                  Excess Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Deferrals is
(1) income or loss allocable to the Participant's Deferral Contributions Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Deferrals for the year and the denominator is the Participant's Account balance attributable to Deferral Contributions without regard to any income or loss occurring during such taxable year, or (2) such other amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating the distributions required under this Section 4.01(c) and Sections 4.02(d) and 4.04(d) for the Plan Year, and is used by the Plan in allocating income or loss to Participants' Accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

            (d) In order for the Plan to comply with the requirements of Sections 401(k), 402(g) and 415 of the Code and the regulations promulgated thereunder, at any time in a Plan Year the Administrator may reduce the rate of Deferral Contributions to be, made on behalf of any Participant, or class of Participants, for the remainder of that Plan Year, or the Administrator may require that all Deferral Contributions to be made on behalf of a Participant be discontinued for the remainder of that Plan Year. Upon the close of the Plan Year or such earlier date as the Administrator may determine, any reduction or discontinuance in Deferral Contributions shall automatically cease until the Administrator again determines that such a reduction or discontinuance of Deferral Contributions is required.

      4.02  Additional Limit on Deferral Contributions.

            (a) The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan - Year and the ADP for participants who are Non- highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (1) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                  (2) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

            (b)   The following special rules apply for the purposes of this
Section:

                  (1) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Deferral Contributions (and Qualified Discretionary Contributions if treated as Deferral Contributions for purposes of the ADP test) allocated to his or her accounts under two or more arrangements described in Section 401(k) of the Code that are maintained by the Employer, shall be determined as if such Deferral Contributions (and, if applicable, such Qualified Discretionary Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

                  (2) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Sections of the Code only if aggregated with this plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

                  (3) For purposes of determining the ADP of a Participant who is a 5- percent owner or one of the ten most highly-paid Highly Compensated Employees, the Deferral Contributions (and Qualified Discretionary Contributions if treated as Deferral Contributions for purposes of the ADP test) and Compensation of such Participant shall include the Deferral Contributions (and, if applicable, Qualified Discretionary Contributions) and Compensation for the Plan Year of Family Members (as defined in Section 414(q)(6) of the Code). Family members, with respect to between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

                        Excess Contributions shall be distributed from the Participant's Qualified Discretionary Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Deferral Contributions account.

                  (4) For purposes of determining the ADP test, Deferral Contributions and Qualified Discretionary Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

                  (5) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Discretionary Contributions used in such test.

                  (6) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

            (c)   The following definitions shall apply for purposes of this
Section:

                  (1) "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group) of (A) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (B) the Participant's Compensation for such Plan Year. Employer contributions on behalf of any Participant shall include W any Deferral Contributions made pursuant to the Participant's deferral election, including Excess Deferrals of Highly Compensated Employees, but excluding (a) Excess Deferrals of Non-highly Compensated Employees that arise solely from Deferral Contributions made under the Plan or plans of the Employer and W Deferral Contributions that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Deferral Contributions) and (ii) at the election of the Employer, Qualified Discretionary Contributions. Matching Contributions, whether or not non-forfeitable when made, shall not be considered as Employer Contributions for purposes of this paragraph. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Deferral Contributions shall be treated as a Participant on whose behalf no Deferral Contributions are made.

                  (2) "Excess Contributions" shall mean, with respect to any Plan Year, the excess of

                        (a) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                        (b) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

                  (3) "Qualified Discretionary Contributions" shall mean contributions made by the Employer as elected in Section 1.05(b)(4) and allocated to Participant Accounts of Non-highly Compensated Employees that such Participants may not elect to receive in cash until distributed from the Plan, that are nonforfeitable when made, and that are distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions. Participants shall not be required to satisfy any hours of service or employment requirement in order to receive an allocation of such contributions.

            (d) Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year if such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to

Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such employees. Excess Contributions of Participants who are subject to the family member aggregation rules of Section 414 (q)(6) of the Code shall be allocated among the family members in proportion to the Deferral Contributions (and amounts treated as Deferral Contributions) of each family member that is combined to determine the combined ADP.

                  Excess Contributions shall be treated as annual additions under the Plan.

                  Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is (1) income or loss allocable to the Participant's Deferral Contribution Account (and if applicable, the Qualified Discretionary Contribution Account) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Account balance attributable to Deferral Contributions without regard to any income or loss occurring during such Plan Year, or (2) an amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating any distributions required under Section 4.02(d) and Sections 4.01(c) and 4.04(d) for the Plan Year, and is used by the Plan in allocating income or loss to the Participants' Accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

                  Excess Contributions shall be distributed from the Participant's Qualified Discretionary Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Deferral Contributions Account.

      4.03 Matching Contributions. If so provided by the Employer in Section 1.05(c), the Employer shall make a Matching Contribution on behalf of each Participant who had Deferral Contributions made on his behalf during the year and who meets the requirement, if any, of Section 1.05(c)(4). The amount of the Matching Contribution shall be determined in accordance with Section 1.05(c), subject to the limitations set forth in Section 4.04 and Section 404 of the Code. Matching Contributions will not be allowed to be made by the Employer on any voluntary non deductible Employee Contributions.

      4.04  Limit on Matching Contributions and Employee Contributions.

            (a) The Average Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (1) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                  (2) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who are Non-highly Compensated Employees by more than two (2) percentage points.

            (b) The following special rules apply for purposes of this section:

                  (1) If one or more Highly-Compensated Employees participate in both a qualified cash or deferred arrangement described in Section 401(k) of the Code (hereafter "CODA") and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees.

                  (2) For purposes of this section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in section 401(a) of the Code, or arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan, if a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

                  (3) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401.(m) of the Code only if they have the same Plan Year.

                  (4) For purposes of determining the Contribution percentage of a Participant who is a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of family members (as defined in Section 414(q)(6) of the Code). Family members, with respect to Highly Compensated

Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-highly Compensated Employees and for Participants who are Highly Compensated Employees.

                  (5) For purposes of determining the Contribution Percentage test, Employee Contributions made pursuant to Section 1.05(d)(1) are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Discretionary Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                  (6) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Discretionary Contributions used in such test.

                  (7) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of Treasury.

            (c)   The following definitions shall apply for purposes of this
Section:

                  (1) "Aggregate Limit" shall mean the greater of (A) or (B) where (A) is the sum of (i) 125-percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of 200% or two plus the lesser of such ADP or ACP and where (B) is the sum of (i) 125-percent of the lesser of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of Non-highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of 200% or two plus the greater of such ADP or ACP.

                  (2) "Average Contribution Percentage" or "ACP" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

                  (3) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year.

                  (4) "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions and Matching Contributions made under the plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. If so elected by the Employer in Section 1.05(b)(4), the Employer may include Qualified Discretionary Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Deferral Contributions in the Contribution Percentage Amounts so long as the ADP test is met before the

Deferral Contributions are used in the ACP test and continues to be met following the exclusion of those Deferral Contributions that are used to meet the ACP test.

                  (5) "Deferral Contribution" shall mean any contribution made at the election of the Participant pursuant to a salary reduction agreement in accordance with Section 4.01(a).

                  (6) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or a Deferral Contribution (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution.

                  (7) "Employee Contribution" shall mean any voluntary nondeductible contribution made to the plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained in a separate Account to which earnings and losses are allocated.

                  (8) "Matching Contribution" shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of a Participant's Deferral Contribution.

                  (9) "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of

                        (A) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                        (B) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in the order of their Contribution Percentages beginning with the highest of such percentages).

                              Such determination shall be made after first
determining Excess Deferrals pursuant to Section 4.01 and then determining Excess Contributions pursuant to Section 4.02.

            (d) Notwithstanding any other provision of the Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions of Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code shall be allocated among the family members in proportion to the Employee and Matching Contributions of each family member that is combined to determine the combined ACP. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

                  Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is (1) income or loss allocable to the Participant's Employee Contribution Account, Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and if applicable, Qualified Nonelective Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's Account balance(s) attributable to Contribution Percentage Amounts without regard to income or loss occurring during such Plan Year, or (2) such other amount determined under any reasonable method, provided that such method is used consistently for all Participants in calculating any distributions required under Section 4.04(d) and Sections 4.01(c) and 4.02(d) for the Plan Year, and is used by the Plan in allocating income or loss to the Participants' Accounts. Income or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded in determining income or loss.

                  Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions; the forfeitures shall be held in the money market fund, if any, listed in Section 1.14(b) pending such application.

                  Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Participant's Employee Contribution Account, Matching Contribution Account and if applicable, the Participant's Deferral Contributions Account or Qualified Discretionary Contribution Account or both.

      4.05 Special Rules. Deferral Contributions and Qualified. Discretionary Contributions and income allocable to each are not distributable to a Participant or his or her Beneficiary or Beneficiaries, in accordance with such Participant's or beneficiary's or beneficiaries, election, earlier than upon separation from service, death, or disability, except as otherwise provided in
Section 7.10, 7.11 or 10.06. Such amounts may also be distributed, but after March 31, 1988, in the form of a lump sum only, upon

            (a) Termination of the Plan without establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Section 4975(e) or Section 409 of the Code) or a simplified employee pension plan as defined in section 408(k) of the Code.

            (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

            (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(2) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

                  The Participant's accrued benefit derived from Deferral Contributions, Qualified Discretionary Contributions and Employee Contributions (as defined in Section 4.09) is nonforfeitable. Separate Accounts for Deferral Contributions, Qualified Discretionary Contributions, Employee Contributions and Matching Contributions will be maintained for each Participant. Each Account will be credited with the applicable contributions and earnings thereon.

      4.06 Fixed/Discretionary Employer Contributions. If so provided by the Employer in Sections 1.05(a)(1) or 1.05(a)(2), for the Plan Year in which the Plan is adopted and for each Plan Year thereafter, the Employer will make Fixed or Discretionary Employer contributions to the Trust in accordance with Section
1.05 to be allocated as follows:

            (a) Fixed Employer contributions shall be allocated among eligible Participants (as determined in accordance with Section 1.05(a)(3)) in the manner specified in Section 1.05(a).

            (b) Discretionary Employer contributions shall be allocated among eligible Participants, as determined in accordance with Section 1.05(a)(3), as follows:

                  (1) If the Non-Integrated Formula is elected in Section 1.05(a)(2)(A), such contributions shall be allocated to eligible Participants in the ratio that each Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year; or

                  (2) If the Integrated Formula is elected in Section 1.05(a)(2)(B), such contributions shall be allocated in the following steps:

                        (A) First, to each eligible Participant in the same ratio that the sum of the Participant's Compensation and Excess Compensation for the Plan Year bears to the sum of the Compensation and Excess Compensation of all Participants for the Plan Year. This allocation as a percentage of the sum of each Participant's Compensation and Excess Compensation shall not exceed 5.7%.

                        (B) Any remaining Discretionary Employer Contribution shall be allocated to each eligible Participant in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

                        For purposes of this Section, "Excess Compensation" means Compensation in excess of the taxable wage base, as determined under
Section 230 of the Social Security Act, in effect on the first day of the Plan Year. Further, this Section 4.06(b)(2) shall be modified as provided in Section
9.03 for years in which the Plan is top heavy under Article 9.

      4.07 Time of Making Employer Contributions. The Employer will pay its contribution for each Plan Year not later than the time prescribed by law for filing the Employer's federal income tax return for the fiscal (or taxable) year with or within which such Plan Year ends (including extensions thereof). The Trustee will have no authority to inquire into the correctness of the amounts contributed and paid over to the Trustee, to determine whether any contribution is payable under this Article 4, or to enforce, by suit or otherwise, the Employer's obligation, if any, to make a contribution to the Trustee.

      4.08 Return of Employer. The Trustee shall, upon request by the Employer, return to the Employer the amount (if any) determined under Section 14.22. Such amount shall be reduced by amounts attributable thereto which have been credited to the Accounts of Participants who have since received distributions from the Trust, except to the extent such amounts continue to be credited to such Participants' Accounts at the time the amount is returned to the Employer. Such amount shall also be reduced by the losses of the Trust attributable thereto, if and to the extent such losses exceed the gains and income attributable thereto, but will not be increased by the gains and income of the Trust attributable thereto, if and to the extent such gains and income exceed the losses attributable thereto. In no event will the return of a contribution hereunder cause the balance of the individual Account of any Participant to be reduced to less than the balance which would have been credited to the Account had the mistaken amount not been contributed.

      4.09 Employee Contributions. If the Employer elected to permit Deferral Contributions in Section 1.05(b) and if so provided by the Employer in Section 1.05(d), each Participant may elect to make Employee Contributions to the Plan in accordance with the rules and procedures established by the Employer and in an amount not less than one percent (1%) and not greater than ten percent (10%) of such Participant's Compensation for the Plan Year. Such contributions and all Employee Contributions for Plan Years beginning after December 31, 1986, shall be subject to the nondiscrimination requirements of Section 401(m) of the Code as set forth in Section 4.04.

            For purposes of this Plan, "Employee Contributions" shall mean any voluntary non-deductible contribution made to a plan by or on behalf of a Participant that is or was included in the Participant's gross income in the year in which made and that is maintained under a separate account to which applicable earnings and losses are allocated. Excess Contributions may not be recharac terized as Employee Contributions.

            Employee Contributions shall be paid over to the Trustee not later than thirty (30) days following the end of the month in which the Participant makes the contribution. A Participant shall have a fully vested 100% nonforfeitable right to his Employee Contributions and the earnings or losses allocated thereon. Distributions of Employee Contributions shall be made in accordance with Section 7.10.

      4.10  Rollover Contributions.

            (a)   Rollover of Eligible Distributions.

                  (1) An Employee who is or was a distributes of an "eligible rollover distribution"(as defined in Section 402(c)(4) of the Code and the regulations issued thereunder) from a qualified plan may directly transfer all or any portion of such distribution to the Trust or transfer all or any portion of such distribution to the Trust within sixty (60) days of payment. The transfer shall be made in the form of cash or allowable Fund Shares only.

                  (2) The Employer may refuse to accept rollover contributions or instruct the Trustee not to accept rollover contributions under the Plan.

            (b)   Treatment of Rollover Amount.

                  (1) An account will be established for the transferring Employee under Article 5, the rollover amount will be credited to the account and such amount will be subject to the terms of the Plan, including Section 8.01, except as otherwise provided in this Section 4.10.

                  (2) The rollover account will at all times be fully vested in and nonforfeitable by the Employee.

            (c) Entry into Plan by Transferring Employee. Although an amount may be transferred to the Trust Fund under this Section 4.10 by an Employee who has not yet become a Participant in accordance with Article 3, and such amount is subject to the terms of the Plan as described in paragraph (b) above, the Employee will not become a Participant entitled to share in Employer contributions until he has satisfied such requirements.

            (d)   Monitoring of Rollovers.

                  (1) The Administrator shall develop such procedures and require such information from transferring Employees as it deems necessary to insure that amounts transferred under this Section 4.10 meet the requirements for tax-free rollovers established by such Section and by Section 402(c) of the Code. No such amount may be transferred until approved by the Administrator.

                  (2) If a transfer made under this Section 4.10 is later determined by the Administrator not to have met the requirements of this section or of the Code or Treasury regulations, the Trustee shall, within a reasonable time after such determination is made, and on instructions from the Administrator, distribute to the Employee the amounts then held in the Trust attributable to the transferred amount.

      4.11 Deductible Voluntary Employee Contributions. The Administrator will not accept deductible Employee Contributions which are made for a taxable year beginning after December 31,

1986. Contributions made prior to that date will be maintained in a separate Account which will be nonforfeitable at all times and which will share in the gains and losses of the trust in the same manner as described in Section 5.02. No part of the deductible voluntary contribution Account will be used to purchase life insurance. Subject to Article 8, the Participant may withdraw any part of the deductible voluntary contribution Account upon

      4.12 Additional Rules for Paired Plans. If the Employer has adopted a qualified plan under Fidelity Basic Plan Document No. 09 which is to be considered as a paired plan with this Plan, the elections in Section 1.03 must be identical to the Employer's corresponding elections for the other plan. When the paired plans are top-heavy or are deemed to be top-heavy as provided in
Section 9.01, the plan paired with this Plan will provide a minimum contribution to each non-key Employee which is equal to 3-percent (or such other percent elected by the Employer in Section 1.12(c)) of such Employee's Compensation. Notwithstanding the preceding sentence, the minimum contribution shall be provided by this Plan if contributions under the other plan paired with this Plan are frozen.


                                    ARTICLE 5

                             PARTICIPANTS' ACCOUNTS

      5.01 Individual Accounts. The Administrator will establish and maintain an Account for each Participant which will reflect Employer and Employee Contributions made on behalf of the Participant and earnings, expenses, gains and losses attributable thereto, and investments made with amounts in the Participant's Account. The Administrator will establish and maintain such other accounts and records as it decides in its discretion to be reasonably required or appropriate in order to discharge its duties under the Plan.

      5.02 Valuation of Accounts. Participant Accounts will be valued at their fair market value at least annually as of a date specified by the Administrator in accordance with a method consistently followed and uniformly applied, and on such date earnings, expenses, gains and losses on investments made with amounts in each Participant's Account will be allocated to such Account. Participants will be furnished statements of their Account values at least once each Plan Year.

      5.03 Code Section 415 Limitations. Notwithstanding any other provisions of the Plan:

            Subsections (a)(1) through (a)(4) -- (These subsections apply to Employers who do not maintain any Qualified plan, including a Welfare Benefit Fund, an Individual Medical Account, or a simplified employee pension in addition to this Plan.)

            (a)(1) If the Participant does not participate in, and has never participated in any other qualified plan, Welfare Benefit Fund, Individual Medical Account, or a simplified employee pension, as defined in section 408(k) of the Code, maintained by the Employer, which provides an annual addition as defined in Section 5.03(e)(1), the amount of Annual Additions to a Participant's Account for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the maximum Permissible Amount.

            (a)(2) Prior to the determination of the Participant's actual Compensation for a Limitation Year, the maximum Permissible Amount may be determined on the basis of a reasonable estimation of the Participant's compensation for such Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contributions based on estimated annual compensation shall be reduced by any Excess Amounts carried over from prior years.

            (a)(3) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

            (a)(4) If, pursuant to subsection (a)(3) or as a result of the allocation of forfeitures or a reasonable error in determining the total Elective Deferrals there is an Excess Amount with respect to a Participant for a Limitation Year, such Excess Amount shall be disposed of as follows:

                        (A) Any nondeductible voluntary employee contributions ("employee contributions") or Elective Deferrals, to the extent they would reduce the Excess Amount, will be returned to the Participant. Any gains attributable to returned employee contributions will also be returned or will be treated as additional employee contributions for the Limitation Year in which the employee contributions were made.

                        (B) If after the application of paragraph (A) an Excess amount still exists and the Participant is in the service of the Employer which is covered by the Plan at the end of the Limitation Year, then such Excess Amount shall be reapplied to reduce future Employer contributions under this Plan for the next Limitation Year (and for each succeeding year, as necessary) for such Participant, so that in each such Year the sum of actual Employer contributions plus the reapplied amount shall equal the amount of Employer contributions which would otherwise be made to such Participant's Account.

                        (C) If after the application of paragraph (A) an Excess Amount still exists and the Participant is not in the service of the Employer which is covered by the Plan at the end of a Limitation Year, then such Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer contributions for all remaining Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

                        (D) If a suspense account is in existence at any time during the Limitation Year pursuant to this subsection, it will not participate in the allocation of the Trust Fund's investment gains and losses. All amounts in the suspense account must be allocated to the Accounts of Participants before any Employer contribution may be made for the Limitation Year. Except as provided in paragraph (A), Excess Amounts may not be distributed to Participants or former Participants.

            Subsections (b)(1) through (b)(6) -- (These subsections apply to Employers who, in addition to this Plan, maintain one or more plans, all of which are qualified Master or Prototype defined contribution Plans, any Welfare Benefit Fund, any Individual Medical Account, or any simplified employee pension.)

            (b)(1) If, in addition to this Plan, the Participant is covered under any other qualified defined contribution plans (all of which are qualified Master or Prototype Plans), welfare Benefit Funds, Individual Medical Accounts, or simplified employee pension Plans, maintained by the Employer, that provide an annual addition as defined in Section 5.03(e)(1), the amount of Annual Additions to a Participant's Account for a Limitation Year shall not exceed the lesser of

                        (A) the Maximum Permissible Amount, reduced by the sum of any Annual Additions to the Participant's accounts for the same Limitation Year under such other qualified Master or Prototype defined contribution plans, and welfare Benefit Funds, Individual Medical Accounts, and simplified employee pensions, or

                        (B)   any other limitation contained in this Plan.

            If the annual additions with respect to the Participant under other qualified Master or Prototype defined contribution Plans, Welfare Benefit Funds, Individual Medical Accounts, and simplified employee pensions maintained by the Employer are less than the maximum permissible amount and the Employer contribution that would otherwise be contributed or allocated to the Participant's account under this plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other qualified Master or Prototype defined contribution Plans, Welfare Benefit Funds, Individual Medical Accounts, and simplified employee pensions in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's account under this plan for the limitation year.

            (b)(2) Prior to the determination of the Participant's actual Compensation for the Limitation Year, the amounts referred to in
      (b)(1)(A) above may be determined on the basis of a reasonable estimation of the Participant's compensation for such

     Limitation Year, uniformly determined for all Participants similarly situated. Any Employer contribution based on estimated annual compensation shall be reduced by any Excess Amounts carried over from prior years.

            (b)(3) As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in (b)(1)(A) shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

            (b)(4) If a Participant's Annual Additions under this Plan and all such other plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a Welfare Benefit Fund or Individual Medical Account regardless of the actual allocation date.

            (b)(5) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of

                        (A) the total Excess Amount allocated as of such date (including any amount which would have been allocated but for the limitations of Section 415 of the Code), and

                        (B) the ratio of (i) the Annual Additions allocated to the Participant as of such date under this Plan, and (ii) the Annual Additions allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Section 415 of the Code).

            (b)(6) Any Excess Amounts attributed to this Plan shall be disposed of as provided in subsection (a)(4).

            Subsection (c) -- (This subsection applies only to Employers who, in addition to this Plan, maintain one or more qualified plans which are qualified defined contribution plans other than Master or Prototype Plans.)

            (c) If the Employer also maintains another plan which is a qualified defined contribution plan other than a Master or Prototype Plan, Annual Additions allocated under this Plan on behalf of any Participant shall be limited in accordance with the provisions of (b)(1) through
      (b)(6), as though the other plan were a Master or Prototype Plan, unless the Employer provides other limitations in the Adoption Agreement.

            Subsection (d) -- (This subsection applies only to Employers who, in addition to this Plan, maintain or at any time maintained a qualified defined benefit plan.)

            (d) If the Employer maintains, or at any time maintained, a qualified defined benefit plan, the sum of any Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed the combined plan limitation of 1.0 in any Limitation Year. The combined plan limitation will be met as provided by the Employer in the Adoption Agreement.

            Subsections (e)(1) through (e)(11) -- (Definitions).

            (e)(1) "Annual Additions" means the sum of the following amounts credited to a Participant for a Limitation Year:

                        (A)   all Employer contributions,

                        (B)   all Employee Contributions,

                        (C)   all forfeitures,

                        (D) amounts allocated, after March 31, 1984, to an Individual Medical Account which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a Welfare Benefit Fund maintained by the Employer are treated as Annual Additions to a defined contribution plan, and

                        (E)   allocations under a simplified employee pension.

            For purposes of this Section 5.03, amounts reapplied to reduce Employer contributions under subsection (a)(4) shall also be included as Annual Additions.

            (e)(2) "Compensation" means wages as defined in Section 3401(a) of the Code and all other payments of compensation to an employee by the employer (in the course of the employer's trade or business) for which the employer is required to furnish the employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code. Compensation must be determined without regard to any rules under Section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code.)

            For any Self-Employed Individual compensation will mean Earned
Income.

            For limitation years beginning after December 31, 1991, for purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or made available during such limitation year.

            (e)(3) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's annual benefits (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) under all the defined benefit plans (whether or not terminated) maintained by the Employer, each such annual benefit computed on the assumptions that the Participant will remain in employment until the normal retirement age under each such plan (or the Participant's current age, if later) and that all other factors used to determine benefits under such plan will remain constant for all future Limitation Years, and the denominator of which is the lesser of 125-percent of the dollar limitation determined for the Limitation Year under sections 415(b)(1)(A) and 415(d) of the Code or 140-percent of the Participant's highest average Compensation for 3 consecutive calendar years of service during which the Participant was active in each such plan, including any adjustments under Section 415(b) of the Code. However, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986 then the denominator of the Defined Benefit Fraction shall not be less than 125-percent of the Participant's total accrued benefit as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986, under all such defined benefit plans that met, individually and in the aggregate, the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

            (e)(4) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum for the current and all prior Limitation Years of (A) all Annual Additions (if any) to the Participant's accounts under each defined contribution plan (whether or not terminated) maintained by the Employer and (B) all Annual Additions attributable to the Participant's nondeductible Employee Contributions to all defined benefit plans (whether or not terminated) maintained by the Employer, and the Participant's Annual Additions attributable to all Welfare Benefit Funds, Individual Medical Accounts, and simplified employee pensions, maintained by the Employer, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years during which the Participant was an Employee (regardless of whether the Employer maintained a defined contribution plan in any such year).

            The maximum aggregate amount in any Limitation Year is the lesser of 125-percent of the dollar limitation in effect under Section 415 (c)(1)(A) of the Code for each such year or 35- percent of the Participant's Compensation for each such year.

            If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, then the numerator of the Defined Contribution Fraction shall be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 and (ii) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms, and conditions of the plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

            The annual addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as annual additions.

            (e)(5) "Employer" means the Employer and any Related Employer that adopts this Plan. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)) or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code as modified by Section 415(h) of the Code) or which constitutes an affiliated service group (as defined in Section 43.4(m)of the Code) and any other entity required to be aggregated with the Employer pursuant to regulations issued under section 414(o) of the Code, all such employers shall be considered a single employer for purposes of applying the limitations of this Section 5.03.

            (e)(6) "Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

            (e)(7) "Individual Medical Account" means an individual medical account as defined in Section 415(l)(2) of the Code.

            (e)(8) "Limitation Year" means the Plan Year. All qualified plans of the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

            (e)(9) "Master or Prototype Plan" means a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

            (e)(10) "Maximum Permissible Amount" means for a Limitation Year with respect to any Participant the lesser of (A) $30,000 or, if greater, 25-percent of the dollar limitation set forth in Section 415(b)(1) of the Code, as in effect for the Limitation Year, or (B) 25-percent of the Participant's Compensation for the

      Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the maximum Permissible Amount will not exceed the limitation in
      (e)(10)(A) multiplied by a fraction whose numerator is the number of months in the short Limitation Year and whose denominator is 12.

            The compensation limitation referred to in subsection (e)(10)(B) shall not apply to any contribution for medical benefits within the meaning of
Section 401(h) or Section 419A(f)(2) of the Code after separation from service which is otherwise treated as an Annual Addition under Section 419A(d)(2) or
Section 415(l)(1) of the Code.

            (e)(11) "Welfare Benefit Fund" means a welfare benefit fund as defined in Section 419(e) of the Code.


                                    ARTICLE 6

                           INVESTMENT OF CONTRIBUTIONS

      6.01 Manner of Investment. All contributions made to the Accounts of Participants shall be held for investment by the Trustee. The Accounts of Participants shall be invested and reinvested only in eligible investments selected by the Employer in Section 1.14(b), subject to Section 14.10.

      6.02 Investment Decisions. Investments shall be directed by the Employer or by each Participant or both, in accordance with the Employer's election in
Section 1.14(a). Pursuant to Section 14.04, the Trustee shall have no discretion or authority with respect to the investment of the Trust Fund.

            (a) With respect to those Participant Accounts for which Employer investment direction is elected, the Employer has the right to direct the Trustee in writing with respect to the investment and reinvestment of assets comprising the Trust Fund in the Fidelity Fund(s) designated in Section 1.14(b) and as allowed by the Trustee.

            (b) If Participant investment direction is elected, each Participant shall direct the investment of his Account among the Fidelity Funds listed in Section 1.14(b). The Participant shall file initial investment instructions with the Administrator, on such form as the Administrator may provide, selecting the Funds in which amounts credited to his Account will be invested.

                  (1) Except as provided in this Section 6.02, only authorized Plan contacts and the Participant shall have access to a Participant's Account. While any balance remains in the Account of a Participant after his death, the Beneficiary of the Participant shall make decisions as to the investment of the Account as though the Beneficiary were the Participant. To the extent required by a qualified domestic relations order as defined in Section 414(p) of the Code, an alternate payee shall make investment decisions with respect to a Participant's Account as though such alternate payee were the Participant.

                  (2) If the Trustee receives any contribution under the Plan as to which investment instructions have not been provided, the Trustee shall promptly notify the Administrator and the Administrator shall take steps to elicit instructions from the Participant. The Trustee shall credit any such contribution to the Participant's Account and such amount shall be invested in the Fidelity Fund selected by the Employer for such purposes or, absent Employer selection, in the most conservative Fidelity Fund listed in Section 1.14(b), until investment instructions have been received by the Trustee.

            (c) All dividends, interest, gains and distributions of any nature received in respect of Fund Shares shall be reinvested in additional shares of that Fidelity Fund.

            (d) Expenses attributable to the acquisition of investments shall be charged to the Account of the Participant for which such investment is made.

      6.03 Participant Directions to Trustee. All Participant initial investment instructions filed with the Administrator pursuant to the provisions of Section 6.02 shall be promptly transmitted by the Administrator to the Trustee. A Participant shall transmit subsequent investment instructions directly to the Trustee by means of the telephone exchange system maintained by the Trustee for such purposes. The method and frequency for change of investments will be determined under the (a) rules applicable to the investments selected by the Employer in Section 1.14(b) and (b) the additional rules of the Employer, if any, limiting the frequency of investment changes, which are included in a separate written administrative procedure adopted by the Employer and accepted by the Trustee. The Trustee shall have no duty to inquire into the investment decisions of a Participant or to advise him regarding the purchase, retention or sale of assets credited to his Account.


                                    ARTICLE 7

                                RIGHT TO BENEFITS

      7.01 Normal or Early Retirement. Each Participant who attains his Normal Retirement Age or, if so provided by the Employer in Section 1.06(b), Early Retirement Age, will have a 100- percent nonforfeitable interest in his Account regardless of any vesting schedule elected in Section 1.07. If a Participant retires upon the attainment of Normal or Early Retirement Age, such retirement is referred to as a normal retirement. Upon his normal retirement the balance of the Participant's Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.08, will be distributed to him in accordance with Article B.

            If a Participant separates from service before satisfying the age requirements for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement distribution upon satisfaction of such age requirement.

      7.02 Late Retirement. If a Participant continues in the service of the Employer after attainment of Normal Retirement Age, he will continue to have a 100-percent nonforfeitable interest in his Account and will continue to participate in the Plan until the date he establishes with the Employer for his late retirement. Until he retires, he has a continuing election to receive all or any portion of his Account. Upon the earlier of his late retirement or the distribution date required under Section 8.08, the balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of
Section 7.08, will be distributed to him in accordance with Article 8 below.

      7.03 Disability Retirement. If so provided by the Employer in Section 1.06(c), a Participant who becomes disabled will have a 100-percent nonforfeitable interest in his Account, the balance of which Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.08, will be distributed to him in accordance with Article 8 below. A Participant is considered disabled if he cannot engage in any substantial, gainful activity because of a medically determinable physical or mental impairment likely to result in death or to be of a continuous period of not less than 12 months, and terminates his employment with the Employer. Such termination of employment is referred to as a disability retirement. Determinations with respect to disability shall be made by the Administrator who may rely on the criteria set forth in Section 1.06(c) as evidence that the Participant is disabled.

      7.04 Death. Subject, if applicable, to Section 8.04, if a Participant dies before the distribution of his Account has commenced, or before such distribution has been completed, his Account shall become 100-percent vested and his designated Beneficiary or Beneficiaries will be entitled to receive the balance or remaining balance of his Account, plus any amounts thereafter credited to his Account, subject to the provisions of Section 7.08. Distribution to the Beneficiary or Beneficiaries will be made in accordance with Article 8.

            A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form. In the case of a married Participant, the Participant's spouse shall be deemed to be the designated Beneficiary unless the Participant's spouse has consented to another designation in the manner described in Section 8.03(d).

            A copy of the death notice or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid in a lump sum to the deceased Beneficiary's estate.

        7.05 Other Termination of Employment. If a Participant terminates his employment for any reason other than death or normal, late, or disability retirement, he will be entitled to a termination benefit equal to the sum of (a) the vested percentage(s) of the value of the Matching and/or Fixed/Discretionary Contributions to his Account, as adjusted for income, expense, gain, or loss, such percentage (s) determined in accordance with the vesting schedule (s) selected by the Employer in Section 1.07, and (b) the value of the Deferral, Employee, Qualified Discretionary and Rollover Contributions to his Account as adjusted for income, expense, gain or loss. The amount payable under this Section 7.05 will be subject to the provisions of
Section 7.08 and will be distributed in accordance with Article 8 below.

      7.06 Separate Account. If a distribution from a Participant's Account has been made to him at a time when he has a nonforfeitable right to less than 100-percent of his Account, the vesting schedule in Section 1.07 will thereafter apply only to amounts in his Account attributable to Employer contributions allocated after such distribution. The balance of his Account immediately after such distribution will be transferred to a separate account which will be maintained for the purpose of determining his interest therein according to the following provisions.

            At any relevant time prior to a forfeiture of any portion thereof under Section 7.07, a Participant's nonforfeitable interest in his Account held in a separate account described in the preceding paragraph will be equal to P(AB + (RxD))-(Red), where P is the nonforfeitable percentage at the relevant time determined under Section 7.05; AB is the account balance of the separate account at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance at the relevant time to the account balance after distribution. Following a forfeiture of any portion of such separate account under Section 7.07 below, any balance in the Participant's separate account will remain fully vested and nonforfeitable.

      7.07 Forfeitures. If a Participant terminates his employment, any portion of his Account (including any amounts credited after his termination of employment) not payable to him under Section 7.05 will be forfeited by him upon the complete distribution to him of the vested portion of his Account, if any, subject to the possibility of reinstatement as described in the following paragraph. For purposes of this paragraph, if the value of an Employee's vested Account balance is zero, the Employee shall be deemed to have received a distribution of his vested interest immediately following termination of employment. Such forfeitures will be applied to reduce the contributions of the Employer next payable under the Plan (or administrative expenses of the Plan); the forfeitures shall be held in a money market fund pending such application.

            If a Participant forfeits any portion of his Account under the preceding paragraph but again becomes an Employee after such date, then the amount so forfeited, without any adjustment for the earnings, expenses, or losses or gains of the assets credited to his Account since the date forfeited, will be recredited to his Account (or to a separate account as described in Section 7.06, if applicable) but only if he repays to the Plan before the earlier of five years after the date of his reemployment or the date he incurs 5 consecutive 1-year breaks in service following the date of the distribution the amount previously distributed to him, without interest, under Section 7.05. If an Employee is deemed to receive a distribution pursuant to this Section 7.07 and the Employee resumes employment before 5 consecutive 1-year breaks in service, the Employee shall be deemed to have repaid such distribution on the date of his reemployment. Upon such an actual or deemed repayment, the provisions of the

Plan (including Section 7.06) will thereafter apply as if no forfeiture had occurred. The amount to be recredited pursuant to this paragraph will be derived first from the forfeitures, if any, which as of the date of recrediting have yet to be applied as provided in the preceding paragraph and, to the extent such forfeitures are insufficient, from a special Employer contribution to be made by the Employer.

            If a Participant elects not to receive the nonforfeitable portion of his Account following his termination of employment, the non-vested portion of his Account shall be forfeited after the Participant has incurred five consecutive 1-year breaks in service as defined in Section 2.01(a)(33).

      No forfeitures will occur solely as a result of a Participant's withdrawal of Employee contributions.

      7.08  Adjustment for Investment Experience. If any distribution under this
Article 7 is not made in a single payment, the amount retained by the Trustee after the distribution will be subject to adjustment until distributed to reflect the income and gain or loss on the investments in which such amount is invested and any expenses properly charged under the Plan and Trust to such amounts.

      7.09 Participant Loans. If permitted under Section 1.09, the Administrator shall allow Participants to apply for a loan from the Plan, subject to the following:

            (a) Loan Application. All Plan loans shall be administered by the Administrator. Applications for loans shall be made to the Administrator on forms available from the Administrator. Loans shall be made available to all Participants on a reasonably equivalent basis. For this purpose, the term "Participant" means any Participant or Beneficiary, including an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, who is a party-in-interest (as determined under ERISA Section 3(14)) with respect to the Plan except no loans will be made to (1) an Employee who makes a rollover contribution in accordance with Section 4.10 who has not satisfied the requirements of Section 3.01 or (2) a shareholder-employee or owner-Employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than St of the outstanding stock of the corporation.

                  A Participant with an existing loan may not apply for another loan until the existing loan is paid in full and may not refinance an existing loan or attain a second loan for the purpose of paying off the existing loan. A Participant may not apply for more than one loan during each Plan Year.

            (b) Limitation of Loan Amount/Purpose of Loan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees. No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made over the outstanding balance of loans from the plan on the date the loan is made, or
(2) one-half the present value of the nonforfeitable Account of the Participant. For the purpose of the above limitation, all loans from all plans of the Employer and Related Employers are aggregated. A Participant may not request a loan for less than $1,000. The Employer may provide that loans only be made from certain contribution sources within Participant Account(s) by notifying the Trustee in writing of the restricted source.

                  Loans may be made for any purpose or if elected by the Employer in Section 1.09(a), on account of hardship only. A loan will be considered to be made on account of hardship only if made on account of an immediate and heavy financial need described in Section 7.10 (b)(1).

            (c) Terms of Loan. All loans shall bear a reasonable rate of interest as determined by the Administrator based on the prevailing interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The determination of a reasonable rate of interest must be based on appropriate regional factors unless the Plan is administered on a national basis in which case the Administrator may establish a uniform reasonable rate of interest applicable to all regions.

                  All loans shall by their terms require that repayment (principal and interest) be amortized in level payments, not less than quarterly, over a period not extending beyond five years from the date of the loan unless such loan is for the purchase of a Participant's primary residence, in which case the repayment period may not extend beyond ten years from the date of the loan. A Participant may prepay the outstanding loan balance prior to maturity without penalty.

            (d) Security. Loans must be secured by the Participant's Accounts not to exceed 50-percent of the Participant's vested Account. A Participant must obtain the consent of his or her spouse, if any, to use a Participant Account as security for the loan, if the provisions of Section 8.03 apply to the Participant. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.

            (e)   Default. The Administrator shall treat a loan in default if

                  (1) any scheduled repayment remains unpaid more than 90 days or

                  (2) there is an outstanding principal balance existing on a loan after the last scheduled repayment date.

                  Upon default or termination of employment, the entire outstanding principal and accrued interest shall be immediately due and payable. If a distributable event (as defined by the Code) has occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the Participant's vested Account by the outstanding balance of the loan. If a distributable event has not occurred, the Administrator shall direct the Trustee to foreclose on the promissory note and offset the Participant's vested Account as soon as a distributable event occurs.

            (f)   Pre-existing loans. The provision in paragraph (a) of this
Section 7.09 limiting a Participant to one outstanding loan shall not apply to loans made before the Employer adopted this prototype plan document. A Participant may not apply for a new loan until all outstanding loans made before the Employer adopted this prototype plan have been paid in full. The Trustee may accept any loans made before the Employer adopted this prototype plan document except such loans which require the Trustee to hold as security for the loan property other than the Participant's vested Account.

                  As of the effective date of amendment of this Plan in Section 1.01(g)(2), the Trustee shall have the right to reamortize the outstanding principal balance of any Participant loan that is delinquent. Such reamortization shall be based upon the remaining life of the loan and the original maturity date may not be extended.

                  Notwithstanding any other provision of this Plan, the portion of the Participant's vested Account used as a security interest held by the plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Account shall be adjusted by first reducing the vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

                  No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one-year period ending on the day before the loan is made over the outstanding balance of loans from the plan on the date the loan is made or (2) one-half the present value of the nonforfeitable Account of the Participant. For the purpose of the above limitation, all loans from all plans of the Employer and Related Employers are aggregated.

      7.10  In-Service/Hardship Withdrawals. Subject to the provisions of
Article 8, a Participant shall not be permitted to withdraw any Employer or Employee Contributions (and earnings thereon) prior to retirement or termination of employment, except as follows:

            (a) AGE 59 1/2. If permitted under Section 1.11(b), a Participant who has attained the age of 59 1/2 is permitted to withdraw upon request all or any portion of the Accounts specified by the Employer in 1.11(b).

            (b) HARDSHIP. If permitted under Section 1.10, a Participant may apply to the Administrator to withdraw some or all of his Deferral Contributions (and earnings thereon accrued as of December 31, 1988) and, if applicable, Rollover Contributions and such other amounts allowed by a predecessor plan, if such withdrawal is made on account of a hardship. For purposes of this Section, a distribution is made on account of hardship if made on account of an immediate and heavy financial need of the Employee where such Employee lacks other available resources. Determinations with respect to hardship shall be made by the Administrator and shall be conclusive for purposes of the Plan, and shall be based on the following special rules:

                  (1) The following are the only financial needs considered immediate and heavy: expenses incurred or necessary for medical care (within the meaning of Section 213(d) of the Code) of the Employee, the Employee's spouse, children, or dependents; the purchase (excluding mortgage payments) of a principal residence for the Employee; payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

                  (2) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                        (i) The Employee has obtained all distributions, other than the hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

                        (ii) The Employee suspends Deferral Contributions and Employee Contributions to the Plan for the 12-month period following the date of his hardship distribution. The suspension must also apply to all elective contributions and Employee Contributions to all other qualified plans and nonqualified plans maintained by the Employer, other than any mandatory employer contribution portion of a defined benefit plan, including stock option, stock purchase and other similar plans, but not including health and welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan);

                        (iii) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                        (iv)  The Employee agrees to limit Deferral
      Contributions (elective contributions)to the Plan and any other qualified plan maintained by the Employer for the Employee's taxable year immediately following the taxable year of the hardship distribution to the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Employee's Deferral Contributions for the taxable year of the hardship distribution.

                  (3) A Participant must obtain the consent of his or her spouse, if any, to obtain a hardship withdrawal, if the provisions of Section
8.03 apply to the Participant.

            (c) Employee Contributions. A Participant may elect to withdraw, in cash, up to one hundred percent of the amount then credited to his Employee Contribution Account. Such withdrawals shall be limited to one (1) per Plan Year unless this prototype plan document is an amendment of a prior plan document, in which case the rules and restrictions governing Employee Contribution withdrawals, if any, are incorporated herein by reference.

      7.11 Prior Plan in-Service Distribution Rules. If designated by the Employer in Section 1.11(b), a Participant shall be entitled to withdraw at anytime prior to his termination of employment, subject to the provisions of
Article 8 and the prior plan, any vested Employer Contributions maintained in a Participant's Account for the specified period of time.


                                    ARTICLE 8

          DISTRIBUTION OF BENEFITS PAYABLE AFTER TERMINATION OF SERVICE

      8.01  Distribution of Benefits to Participants and Beneficiaries.

            (a) Distributions from the Trust to a Participant or to the Beneficiary of the Participant shall be made in a lump sum in cash or, if elected by the Employer in Section 1.11, under a systematic withdrawal plan (installment(s)) upon retirement, disability, or other termination of employment, unless another form of distribution is required or permitted in accordance with paragraph (d) of this Section 8.01 or Sections 1.11(c), 8.02, 8.03, 8.04 or 11.02. A distribution may be made in Fund Shares, at the election of the Participant, pursuant to the qualifying rollover of such distribution to a Fidelity Investments individual retirement account.

            (b) Distributions under a systematic withdrawal plan must be made in substantially equal annual, or more frequent, installments, in cash, over a period certain which does not extend beyond the life expectancy of the Participant or the joint life expectancies of the Participant and his Beneficiary, or, if the Participant dies prior to the commencement of his benefits the life expectancy of the Participant's Beneficiary, as further described in Section 8.04.

            (c) Notwithstanding the provisions of Section 8.01(b) above, if a Participant's Account is, and at the time of any prior distribution(s) was, $3,500 or less, the balance of such Account shall be distributed in a lump sum as soon as practicable following retirement, disability, death or other termination of employment.

            (d) This paragraph (d) applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article 8, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. The following definitions shall apply for purposes of this paragraph (d) :

                  (1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible distribution. However, in the case of an eligible rollover distribution to a surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former- Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                  (4) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

      8.02 Annuity Distributions. If so provided in Section 1.11(c), a Participant may elect distributions made in whole or in part in the form of an annuity contract subject to the provisions of Section 8.03.

            (a) An annuity contract distributed under the Plan must be purchased from an insurance company and must be nontransferable. The terms of an annuity contract shall comply with the requirements of the Plan and distributions under such contract shall be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

            (b) The payment period of an annuity contract distributed to the Participant pursuant to this Section may be as long as the Participant lives. If the annuity is payable to the Participant and his spouse or designated Beneficiary, the payment period of an annuity contract may be for as long as either the Participant or his spouse or designated Beneficiary lives. Such an annuity may provide for an annuity certain feature for a period not exceeding the life expectancy of the Participant. If the annuity is payable to the Participant and his spouse such period may not exceed the joint life and last survivor expectancy of the Participant and his spouse, or, if the annuity is payable to the Participant and a designated Beneficiary, the joint life and last survivor expectancy of the Participant and such Beneficiary. If the Participant dies prior to the commencement of his benefits, the payment period of an annuity contract distributed to the Beneficiary of the Participant may be as long as the Participant's Beneficiary lives, and may provide for an annuity certain feature for a period not exceeding the life expectancy of the Beneficiary. Any annuity contract distributed under the Plan must provide for nonincreasing payments.

      8.03  Joint and Survivor Annuities/Preretirement Survivor Annuities.

            (a) Application. The provisions of this Section supersede any conflicting provisions of the Plan; however, paragraph (b) of this Section shall not apply if the Participant's Account does not exceed or at the time of any prior distribution did not exceed $3,500. A Participant is described in this Section only if (i) the Participant has elected distribution of his Account in the form of an Annuity Contract in accordance with Section 8.02, or (ii) the Trustee has directly or indirectly received a transfer of assets from another plan (including a predecessor plan) to which Section 401(a)(11) of the Code applies with respect to such Participant.

            (b) Retirement Annuity. Unless the Participant elects to waive the application of this subsection in a manner satisfying the requirements of subsection (d) below, to the extent applicable to the Participant, within the 90-day period preceding his Annuity Starting Date (which election may be revoked, and if revoked, remade, at any time in such period), the vested Account due any Participant to whom this subsection (b) applies will be paid to him by the purchase and delivery to him of an annuity contract described in Section
8.02 providing a life annuity only form of benefit or, if the Participant is married as of his Annuity Starting Date, providing an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse (determined as of the date of distribution of the contract) which is 50-percent of the amount of the annuity which is payable during the joint lives of the Participant and such spouse. The Participant may elect to receive distribution of his benefits in the form of such annuity as of the earliest date on which he could elect to receive retirement benefits under the Plan. Within the period beginning 90 days prior to the Participant's Annuity Starting Date and ending 30 days prior to such Date, the Administrator will provide such Participant with a written explanation of (1) the terms and conditions of the annuity contract described herein, (2) the Participant's right to make, and the effect of, an election to waive application of this subsection,
(3) the rights of the Participant's spouse under subsection (d), and (4) the right to revoke and the period of time necessary to revoke the election to waive application of this subsection.

            (c) Annuity Death Benefit. Unless the Participant elects to waive the application of this subsection in a manner satisfying the requirements of subsection (d) below at any time within the applicable election period (which election may be revoked, and if revoked, remade, at any time in such period), if a married Participant to whom this section applies dies before his Annuity Starting Date, then notwithstanding any designation of a Beneficiary to the contrary, 50-percent of his vested Account will be applied to purchase an annuity contract described in Section 8.02 providing an annuity for the life of the Participant's surviving spouse, which contract will then be promptly distributed to such spouse. In lieu of the purchase of such an annuity contract, the spouse may elect in writing to receive distributions under the Plan as if he or she had been designated by the Participant as his Beneficiary with respect to 50-percent of his Account. For purposes of this subsection, the applicable election period will commence on the first day of the Plan Year in which the Participant attains age 35 and will end on the date of the Participant's death, provided that in the case of a Participant who terminates his employment the Applicable election period with respect to benefits accrued prior to the date of such termination will in no event commence later than the date of his termination of employment. A Participant may elect to waive the application of this subsection prior to the Plan Year in which he attains age 35, provided that any such waiver will cease to be effective as of the first day of the Plan Year in which the Participant attains age 35.

            The Administrator will provide a Participant to whom this subsection applies with a written explanation with respect to the annuity death benefit described in this subsection (c) comparable to that required under subsection
(b) above. Such explanation shall be furnished within whichever of the following periods ends last: (1) the period beginning with the first day of the Plan Year in which the Participant reaches age 32 and ending with the end of the Plan Year preceding the Plan Year in which he reaches age 35, (2) a reasonable period ending after the Employee becomes a Participant, (3) a reasonable period ending after this Section 8.04 first becomes applicable to the Participant in accordance with Section 8.04(a), (4) in the case of a Participant who separates from service before age 35, a reasonable period of time ending after separation from service. For purposes of the preceding sentence, the two-year period beginning one year prior to the date of the event described in clause (2), (3) or (4), whichever is applicable, and ending one year after such date shall be considered reasonable, provided, that in the case of a Participant who separates from service under (4) above and subsequently recommences employment with the Employer, the applicable period for such Participant shall be redetermined in accordance with this subsection.

            (d) Requirement of Elections. This subsection will be satisfied with respect to a waiver or designation which is required to satisfy this subsection if such waiver or designation is in writing and either

                  (1) the Participant's spouse consents thereto in writing, which consent must acknowledge the effect of such waiver or designation and be witnessed by a notary public or Plan representative, or

                  (2) the Participant establishes to the satisfaction of the Administrator that the consent of the Participant's spouse cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of Treasury may prescribe.

                  Any consent by a spouse, or establishment that the consent of a spouse may not be obtained, will be effective only with respect to a specific Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) or form of benefits identified in the Participant's waiver or designation, unless the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse. A consent which permits such designations by the Participant shall acknowledge that the spouse has the right to limit consent to a specific Beneficiary and form of benefits and that the spouse voluntarily elects to relinquish both such rights. A consent by a spouse shall be irrevocable once made. Any such consent, or establishment that such consent may not be obtained, will be effective only with respect to such spouse. For purposes of subsections (b) and (c) above, no consent of a spouse shall be valid unless the notice required by whichever subsection is applicable has been provided to the Participant.

            (e) Former Spouse. For purposes of this Section 8.03, a former spouse of a Participant will be treated as the spouse or surviving spouse of the Participant, and a current spouse will not be so treated, to the extent required under a qualified domestic relations order, as defined in Section 414(p) of the Code.

            (f) Vested Account Balance. For purposes of this Section, vested Account shall include the aggregate value of the Participant's vested Account derived from Employer and Employee Contributions (including rollovers), whether vested before or upon death. The provisions of this Section shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee Contributions, or both, upon death or at the time of distribution.

      8.04 Installment Distributions. This Section shall be interpreted and applied in accordance with the regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed Treasury Regulations, or any successor regulations of similar import.

            (a) In General. If a Participant's benefit may be distributed in accordance with Section 8.01(b), the amount to be distributed for each calendar year for which a minimum distribution is required shall be at least an amount equal to the quotient obtained by dividing the Participant's interest in his Account by the life expectancy of the Participant or Beneficiary or the joint life and last survivor expectancy of the Participant and his Beneficiary, whichever is applicable. For calendar years beginning before January 1, 1989, if a Participant's Beneficiary is not his spouse, the method of distribution selected must insure that at least 50-percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant. For calendar years beginning after December 31, 1988, the amount to be distributed for each calendar year shall not be less than an amount equal to the quotient obtained by dividing the Participant's interest in his Account by the lesser of (1) the applicable life expectancy under Section 8.01(b), or (2) if a Participants Beneficiary is not his spouse, the applicable divisor determined under Section 1.401(a)(9)-2, Q&A 4 of the Proposed Treasury Regulations, or any successor regulations of similar import. Distributions after the death of the Participant shall be made using the applicable life expectancy under (1) above, without regard to Section 1.401(a)(9)-2 of such regulations.

            The minimum distribution required under this subsection (a) for the calendar year immediately preceding the calendar year in which the Participant's required beginning date, as determined under Section 8.08(b), occurs shall be made on or before the Participant is required beginning date, as so determined. Minimum distributions for other calendar years shall be made on or before the close of such calendar year.

            (b) Additional Requirements for Distributions After Death of Participant.

                  (1) Distribution beginning before Death. If the Participant dies before distribution of his benefits has begun, distributions shall be made in accordance with the provisions of this paragraph. Distributions under Section 8.01(a) shall be completed by the close of the calendar year in which the fifth anniversary of the death of the Participant occurs. Distributions under Section 8.01(b) shall commence, if the Beneficiary is not the Participant's spouse, not later than the close of the calendar year immediately following the calendar year in which the death of the Participant occurs. Distributions under Section 8.01(b) to a Beneficiary who is the Participant's surviving spouse shall commence not later than the close of the calendar year in which the Participant would have attained age 70 1/2 or, if later, the close of the calendar year immediately following the calendar year in which the death of the Participant occurs. In the event such spouse dies prior to the date distribution to him or her commences, he or she will be treated for purposes of this subsection (other than the preceding sentence) as if he or she were the Participant. If the Participant has not designated a Beneficiary, or the Participant or Beneficiary has not effectively selected a method of distribution, distribution of the Participant's benefit shall be completed by the close of the calendar year in which the fifth anniversary of the death of the Participant occurs.

                        Any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                        For purposes of this subsection (b)(1), the life expectancy of a Beneficiary who is the Participant's surviving spouse shall be recalculated annually unless the Participant's spouse irrevocably elects otherwise prior to the time distributions are required to begin. Life expectancy shall be computed in accordance with the provisions of subsection (a) above.

                  (2) Distribution beginning after Death. If the Participant dies after distribution of his benefits has begun, distributions to the Participant's Beneficiary will be made at least as rapidly as under the method of distribution being used as of the date of the Participant's death.

                  For purposes of this Section 8.04(b), distribution of a Participant's interest in his Account will be considered to begin as of the Participant's required beginning date, as determined under Section 8.08(b). If distribution in the form of an annuity irrevocably commences prior to such date, distribution will be considered to begin as of the actual date distribution commences.

            (c) Life Expectancy. For purposes of this Section, life expectancy shall be recalculated annually in the case of the Participant or a Beneficiary who is the Participant's spouse unless the Participant or Beneficiary irrevocably elects otherwise prior to the time distributions are required to begin. If not recalculated in accordance with the foregoing, life expectancy shall be calculated using the attained age of the Participant or Beneficiary, whichever is applicable, as of such individual's birth date in the first year for which a minimum distribution is required reduced by one for each elapsed calendar year since the date life expectancy was first calculated. For purposes of this

Section, life expectancy and joint life and last survivor expectancy shall be computed by use of the expected return multiples in Table V and VI of section 1.72-9 of the income tax Regulations.

            A Participant's interest in his Account for purposes of this Section
8.04 shall be determined as of the last valuation date in the calendar year immediately preceding the calendar year for which a minimum distribution is required, increased by the amount of any contributions allocated to, and decreased by any distributions from, such Account after the valuation date. Any distribution for the first year for which a minimum distribution is required made after the close of such year shall be treated as if made prior to the close of such year.

      8.05 Immediate Distributions. If the Account distributable to a Participant exceeds, or at the time of any prior distribution exceeded, $3,500, no distribution will be made to the Participant before he reaches his Normal Retirement Age (or age 62, if later), unless the written consent of the Participant has been obtained. Such consent shall be made in writing within the 90-day period ending on the Participant's Annuity Starting Date. Within the period beginning 90 days before the Participant's Annuity Starting Date and ending 30 days before such Date, the Administrator will provide such Participant with written notice comparable to the notice described in Section 8.03(b) containing a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan and informing the Participant of his right to defer receipt of the distribution until his Normal Retirement Age (or age 62, if later).

            The consent of the Participant's spouse must also be obtained if the Participant is subject to the provisions of Section 8.03(a), unless the distribution will be made in the form of the applicable retirement annuity contract described in Section 8.03(b). A spouse's consent to early distribution, if required, must satisfy the requirements of Section 8.03(d).

            Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy
Section 401 (a)(9) or Section 415 of the Code. In addition, upon termination of the Plan if it does not offer an annuity option (purchased from a commercial provider) and if the Employer or any Related Employer does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)7) the Participant's Account will, without the Participant's consent, be distributed to the Participant. However, if any Related Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975 (e)(7) of the Code) then the Participant's Account will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

      8.06 Determination of Method of Distribution. The Participant will determine the method of distribution of benefits to himself and may determine the method of distribution to his Beneficiary. Such determination will be made prior to the time benefits become payable under the Plan. If the Participant does not determine the method of distribution to his Beneficiary or if the Participant permits his Beneficiary to override his determination, the Beneficiary, in the event of the Participant's death, will determine the method of distribution of benefits to himself as if he were the Participant. A determination by the Beneficiary must be made no later than the close of the calendar year in which distribution would be required to begin under Section 8.04(b) or, if earlier, the close of the calendar year in which the fifth anniversary of the death of the Participant occurs.

      8.07 Notice to Trustee. The Administrator will notify the Trustee in writing whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form of benefits that such Participant or Beneficiary shall receive and (in the case of distributions to a Participant) the name of any designated Beneficiary or Beneficiaries.

      8.08 Time of Distribution. In no event will distribution to a Participant be made latest than the earlier of the dates described in (a) and (b) below:

            (a) Absent the consent of the Participant (and his spouse, if appropriate), the 60th day after the close of the Plan Year in which occurs the later of the date on which the Participant attains age 65, the date on which the Participant ceases to be employed by the Employer, or the l0th anniversary of the year in which the Participant commenced participation in the Plan; and

            (b) April 1 of the calendar year first following the calendar year in which the Participant attains age 70 1/2 or, in the case of a Participant who had attained age 70 1/2 before January 1, 1988, the required beginning date determined in accordance with (1) or (2) below:

                  (1) The required beginning date of a Participant who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                  (2) The required beginning date of a Participant who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of

                        (A) the calendar year in which the Participant attains age 70 1/2, or

                        (B) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

            Notwithstanding the foregoing, in the-case of a Participant who attained age 70 1/2 during 1988 and who had not retired prior to January 1, 1989, the required beginning date described in this paragraph shall be April 1, 1990.

            Notwithstanding (a) above, the failure of a Participant (and spouse) to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 8.05, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy (a) above.

            Once distributions have begun to a 5-percent owner under (b) above, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

            For purposes of (b) above, a Participant is treated as a 5-percent owner if such Participant is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

            The Administrator shall notify the Trustee in writing whenever a distribution is necessary in order to comply with the minimum distribution rules set forth in this Section.

      8.09 Whereabouts of Participants and Beneficiaries. The Administrator will at all times be responsible for determining the whereabouts of each Participant or Beneficiary who may be entitled to benefits under the Plan and will at all times be responsible for instructing the Trustee in writing as to the current address of each such Participant, or Beneficiary. The Trustee will be entitled to rely on the latest written statement received from the Administrator as to such addresses. The Trustee will be under no duty to make any distributions under the unless and until it has received written instructions from the Administrator satisfactory to the Trustee containing the name and address of the distributee, the time when the distribution is to occur, and the form which the distribution will take. Notwithstanding the foregoing, if the Trustee attempts to make a distribution in accordance with the Administrator's instructions but is unable to make such distribution because the whereabouts of the distributee is unknown, the Trustee will notify the Administrator of such situation and thereafter the Trustee will be under no duty to make any further distributions to such distributee until it receives further written instructions from the Administrator. If a benefit is forfeited because the Administrator determines that the Participant or Beneficiary cannot be found, such benefit will be reinstated by the Sponsor if a claim is filed by the Participant or Beneficiary with the Administrator and the Administrator confirms the claim to the Sponsor.


                                    ARTICLE 9

                              TOP-HEAVY PROVISIONS

      9.01 Application. If the Plan is or becomes a Top-Heavy Plan in any Plan Year or is automatically deemed to be Top-Heavy in accordance with the Employer's election in Section 1.12(a) (1) of the Adoption Agreement, the provisions of this Article 9 shall supersede any conflicting provision in the Plan.

      9.02 Definitions. For purposes of this Article 9, the following terms have the meanings set forth below:

            (a) Key Employee. Any Employee or forme r Employee (and the Beneficiary of any such Employee) who at any time during the determination period was (1) an officer of the Employer whose annual Compensation exceeds 50-percent of the dollar limitation under Section 415(b)(1)(A) of the Code, (2) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's annual Compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code, (3) a 5-percent owner of the Employer, or (4) a 1-percent owner of the Employer who has annual Compensation of more than $150,000. For purposes of this paragraph, the determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder. Annual Compensation means compensation as defined in Section 5.03(e)(2), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(a)(8), and Section 403(b) of the Code.

            (b) Top-Heavy Plan. The Plan is a Top-Heavy Plan if any of the following conditions exists:

                  (1) the Top-Heavy Ratio for the Plan exceeds 60-percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation

                  (2) the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60-percent, or

                  (3) the Plan is a part of a Required Aggregation Group and a Permissive Aggregation Group and the Top-Heavy Ratio for both Groups exceeds 60-percent.

            (c)   Top-Heavy Ratio.

                  (1) With respect to this Plan, or with respect to any Required Aggregation Group or Permissive Aggregation Group that consists solely of defined contribution plans (including any simplified employee pension plans) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had accrued benefits, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the plans as of the Determination Date (including any part of any account balance distributed in the 5-year period ending on the Determination Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date) of all participants under the plans as of the Determination Date. Both the numerator and denominator of the Top-Heavy Ratio shall be increased, to the extent required by Section 416 of the Code, to reflect any contribution which is due but unpaid as of the Determination Date.

                  (2) With respect to any Required Aggregation Group or Permissive Aggregation Group that includes one or more defined benefit plans which, during the 5-year period ending on the Determination Date, has covered or could cover a Participant in this Plan, the Top- Heavy Ratio is a fraction, the numerator of which is the sum of the account balances under the defined contribution plans for all Key Employees and the present value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants and the present value of accrued benefits under the defined benefit plans for all participants. Both the numerator and denominator of the Top-Heavy Ratio shall be increased for any distribution of an account balance or an accrued benefit made in the 5-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

                  (3) For purposes of (1) and (2) above, the value of Accounts and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The Account and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with the Employer at any time during the 5-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, shall be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the Top Heavy Ratio. When aggregating plans, the value of Accounts and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

                        For purposes of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is a Top-Heavy Plan, the accrued benefit in a defined benefit plan of an Employee other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b) (1) (C) of the Code.

            (d) Permissive Aggregation Group. The Required Aggregation Group plus any other qualified plans of the Employer or a Related Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

            (e)   Required Aggregation Group.

                  (1) Each qualified plan of the Employer or Related Employer in which at least one Key Employee participates, or has participated at any time during the determination period (regardless of whether the plan has terminated), and

                  (2) any other qualified plan of the Employer or Related Employer which enables a plan described in (1) above to meet the requirements of Sections 401(a) (4) or 410 of the Code.

            (f) Determination Date. For any Plan Year of the Plan subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that Plan Year.

            (g)   Valuation Date. The Determination Date.

            (h) Present Value. Present value shall be based only on the interest rate and mortality table specified in the Adoption Agreement.

      9.03  Minimum Contribution.

            (a) Except as otherwise provided in (b) and (c) below, the Fixed/Discretionary Contributions made on behalf of any Participant who is not a Key Employee, shall not be less than the lesser of 3-percent (or such other percent elected by the Employer in Section 1.12(c)) of such Participant's Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions, as a percentage of the first $200,000 of the Key Employee's Compensation, made on behalf of any Key Employee for that year. If the Employer selected the Integrated Formula in Section 1.05(a)(2), the minimum contribution shall be determined under paragraph (e) of this Section
9.03. Further, the minimum contribution under this Section 9.03 shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution for the year, because (1) the Participant failed to complete 1,000 Hours of Service or any equivalent service requirement provided in the Adoption Agreement; or (2) the Participant's Compensation was less than a stated amount.

            (b) The provisions of (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

            (c) The Employer contributions for the Plan Year made on behalf of each Participant who is not a Key Employee and who is a participant in a defined benefit plan maintained by the Employer shall not be less than 5-percent of such Participant's Compensation, unless the Employer has provided in Section 1.12(c) that the minimum contribution requirement will be met in the other plan or plans of the Employer.

            (d) The minimum contribution required under (a) above (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a) (3) (B) or 411(a)(3)(D) of the Code.

            (e) If the Employer elected an Integrated-Formula in Section 1.05(a) (2), the allocation steps in Section 4.06(b)(2) shall be preceded by the following steps:

                  (1) The Discretionary Employer Contributions will be allocated to each eligible Participant (as determined under this Section 9.03) in the ratio that the Participant's Compensation bears to all Participants' Compensation, but not in excess of 3% (or such other percent elected by the Employer in Section 1.12(c).

                  (2)   Any Discretionary Employer Contributions remaining after
(e)(1) above will be allocated to each eligible Participant in the ratio that the Participant's Excess Compensation for the Plan Year bears to the Excess Compensation of all eligible Participants, but not in excess of 3%(or such other percent elected by the Employer in Section 1.12(c)).

      9.04 Adjustment to the Limitation on Contributions And Benefits. If this Plan is in Top- Heavy status, the number 100 shall be substituted for the number 125 in subsections (e)(3) and (e)(4) of Section 5.03. However, this substitution shall not take effect with respect to this Plan in any Plan Year in which the following requirements are satisfied:

            (a) The Employer contributions for such Plan Year made on behalf of each Participant who is not a Key Employee and who is a participant in a defined benefit plan maintained by the Employer is not less than 7 1/2-percent of such Participant's Compensation.

            (b)   The sum of the present value as of the Determination Date of
(1) the aggregate accounts of all Key Employees under all defined contribution plans of the Employer and (2) the cumulative accrued benefits of all Key Employees under all defined benefit plans of the Employer does not exceed 90-percent of the same amounts determined for all Participants under all plans of the Employer that are Top-Heavy Plans, excluding Accounts and accrued benefits for Employees who formerly were but are no longer Key Employees.

            The substitutions of the number 100 for 125 shall not take effect in any Limitation Year with respect to any Participant for whom no benefits are accrued or contributions made for such Year.

      9.05 Minimum Vesting. For any Plan Year in which the Plan is a Top Heavy Plan and all Plan Years thereafter, the Top-Heavy vesting schedule elected in
Section 1.12(d) will automatically apply to the Plan. The Top-Heavy vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee Contributions or those already subject to a vesting schedule which vests at least as rapidly in all cases as the schedule elected in Section 1.12(d), including benefits accrued before the Plan becomes a Top-Heavy Plan. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year. However, this Section 9.05 does not apply to the Account of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan and such Employee's Account attributable to Employer Contributions will be determined without regard to this
Section 9.05.


                                   ARTICLE 10

                            AMENDMENT AND TERMINATION

      10.01 Amendment by Employer. The Employer reserves the authority, subject to the provisions of Article 1 and Section 10.03, to amend the Plan:

            (a) Changes to Elections contained in the Adoption Agreement. By filing with the Trustee an amended Adoption Agreement, executed by the Employer only, on which said Employer has indicated a change or changes in provisions previously elected by it. Such changes are to be effective on the effective date of such amended Adoption Agreement except that retroactive changes to a previous election or elections pursuant to the regulations issued under Section 401
(a)(4) of the Code shall be permitted. Any such change notwithstanding, no Participant's Account shall be reduced by such change below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. The Employer may from time to time make any amendment to the Plan that may be necessary to satisfy Sections 415 or 416 of the Code because of the required aggregation of multiple plans by completing overriding plan language in the Adoption Agreement. The Employer may also add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually designed plan; or

            (b) Other Changes. By amending any provision of the Plan for any reason other than those specified in (a) above. However, upon making such amendment, including a waiver of the minimum funding requirement under Section 412(d) of the Code, the Employer may no longer participate in this prototype plan arrangement and will be deemed to have an individually designed plan. Following such amendment, the Trustee may transfer the assets of the Trust to the trust forming part of such newly adopted plan upon receipt of sufficient evidence (such as a determination letter or opinion letter from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee) that such trust will be a qualified trust under the Code.

      10.02 Amendment by Prototype Sponsor. The Prototype Sponsor may in its discretion amend the Plan or the Adoption Agreement at any time, subject to the provisions of Article 1 and Section 10.03, and provided that the Prototype Sponsor mails a copy of such amendment to the Employer at its last known address as shown on the books of the Prototype Sponsor.

      10.03 Amendments Affecting Vented and/or Accrued Benefits.

            (a) Except as permitted by Section 10.04, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Account or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment. Furthermore, if the vesting schedule of the Plan is amended, the nonforfeitable interest of a Participant in his Account, determined as of the later of the date the amendment is adopted or the date it becomes effective, will not be less than the Participant's nonforfeitable interest in his Account determined without regard to such amendment.

            (b) If the Plan's vesting schedule is amended, including any amendment resulting from a change to or from Top-Heavy Plan status, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable interest in his Account, each Participant with at least three (3) Years of Service for Vesting with the Employer may elect, within a reasonable period after the adoption of the amendment, to have the nonforfeitable percentage of his Account computed under the Plan without regard to such amendment. The Participant's election may be made within 60 days from the latest of (1) the date the amendment is adopted,
(2) the date the amendment becomes effective, or (3) the date the Participant is issued written notice of the amendment by the Employer or the Administrator.

      10.04 Retroactive Amendments. An amendment made by the Prototype Sponsor in accordance with Section 10.02 may be made effective on a date prior to the first day of the Plan Year in which it is adopted if such amendment is necessary or appropriate to enable the Plan and Trust to satisfy the applicable requirements of the Code or to conform the Plan to any change in federal law, or to any regulations or ruling thereunder. Any retroactive amendment by the Employer shall be subject to the provisions of Section 10.01.

      10.05 Termination. The Employer has adopted the Plan with the intention and expectation that contributions will be continued indefinitely. However, said Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may discontinue contributions under the Plan or terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination.

      10.06 Distribution upon Termination of the Plan. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, each Participant (including a terminated Participant with respect to amounts not previously forfeited by him) who is affected by such termination or partial termination or discontinuance will have a fully vested interest in his Account, and, subject to Section 4.05 and Article 8, the Trustee will distribute to each Participant or other person entitled to distribution the balance of the Participant's Account in a single lump sum payment. In the absence of such instructions, the Trustee will notify the Administrator of such situation and the Trustee will be under no duty to make any distributions under the Plan until it receives written instructions from the Administrator. Upon the completion of such distributions, the Trust will terminate, the Trustee will be relieved from all liability under the Trust, and no Participant or other person will have any claims thereunder, except as required by applicable law.

      10.07 Merger or Consolidation of Plans Transfer of Plan Assets. In case of any merger or consolidation of the Plan with, or transfer of assets and liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan had then terminated.

                                   ARTICLE 11

           AMENDMENT AND CONTINUATION OF PREDECESSOR PLANS TRANSFER OF
                     FUNDS TO OR FROM OTHER QUALIFIED PLANS

      11.01 Amendment and Continuation of Predecessor Plan. In the event the Employer has previously established a plan (the "predecessor plan") which is a defined contribution plan under the Code and which on the date of adoption of the Plan meets the applicable requirements of section

401(a) of the Code, the Employer may, in accordance with the provisions of the predecessor plan, amend and continue the predecessor plan in the form of the Plan and become the Employer hereunder, subject to the following:

            (a) Subject to the provisions of the Plan, each individual who was a Participant or former Participant in the predecessor plan immediately prior to the effective date of such amendment and continuation will become a Participant or former Participant in the Plan;

            (b) No election may be made under the vesting provisions of the Adoption Agreement if such election would reduce the benefits of a Participant under the Plan to less than the benefits to which he would have been entitled if he voluntarily separated from the service of the Employer immediately prior to such amendment and continuation;

            (c) No amendment to the Plan shall decrease a Participant's accrued benefit or eliminate an optional form of benefit and if the amendment of the predecessor plan in the form of the Plan results in a change in the method of crediting service for vesting purposes between the general method set forth in Section 2530.200b-2 of the Department of Labor Regulations and the elapsed-time method in Section 2.01(a)(33) of the Plan, each Participant with respect to whom the method of crediting vesting service is changed shall be treated in the manner set forth by the provisions of Section 1.410(a)-7(f)(1) of the Treasury Regulations which are incorporated herein by reference;

            (d) The amounts standing to the credit of a Participant's Account immediately prior to such amendment and continuation which represent the amounts properly attributable to (1) contributions by the Participant and (2) contributions by the Employer and forfeitures will constitute the opening balance of his Account or Accounts under the Plan;

            (e) Amounts being paid to a former Participant or to a Beneficiary in accordance with the provisions of the predecessor plan will continue to be paid in accordance with such provisions;

            (f) Any election and waiver of the qualified pre-retirement annuity in effect after August 23, 1984, under the predecessor plan immediately before such amendment and continuation will be deemed a valid election and waiver of Beneficiary under Section 8.04 if such designation satisfies the requirements of Section 8.04(d), unless and until the Participant revokes such election and waiver under the Plan; and

            (g) Unless the Employer and the Trustee agree otherwise, all assets of the predecessor trust will be deemed to be assets of the Trust as of the effective date of such amendment. Such assets will be invested by the Trustee as soon as reasonably practicable pursuant to Article 6. The Employer agrees to assist the Trustee in any way requested by the Trustee in order to facilitate the transfer of assets from the predecessor trust to the Trust Fund.

      11.02 Transfer of Funds from an Existing Plan. The Employer may from time to time direct the Trustee, in accordance with such rules as the Trustee may establish, to accept cash, allowable

Fund Shares or participant loan promissory notes transferred for the benefit of Participants from a trust forming part of another qualified plan under the Code, provided such plan is a defined contribution plan. Such transferred assets will become assets of the Trust as of the date they are received by the Trustee. Such transferred assets will be credited to Participants' Accounts in accordance with their respective interests immediately upon receipt by the Trustee. A Participant's interest under the Plan in transferred assets which were fully vested and nonforfeitable under the transferring plan will be fully vested and nonforfeitable at all times. Such transferred assets will be invested by the Trustee in accordance with the provisions of paragraph (g) of Section 11.01 as if such assets were transferred from a predecessor plan. No transfer of assets in accordance with this Section may cause a loss of an accrued or optional form of benefit protected by section 411(d)(6) of the Code.

      11.03 Acceptance of Assets by Trustee. The Trustee will not accept assets which are not either in a medium proper for investment under the Plan, as set forth in Section 1.14(b), or in cash. Such assets shall be accompanied by written instructions showing separately the respective contributions by the prior employer and by the Employee, and identifying the assets attributable to such contributions. The Trustee shall establish such accounts as may be necessary or appropriate to reflect such contributions under the Plan. The Trustee shall hold such assets for investment in accordance with the provisions of Article 6, and shall in accordance with the written instructions of the Employer make appropriate credits to the Accounts of the Participants for whose benefit assets have been transferred.

      11.04 Transfer of Assets from Trust. The Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer or the employer or employers of a former Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code. The assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall have no further liabilities with respect to assets so transferred.


                                   ARTICLE 12

                                  MISCELLANEOUS

      12.01 Communication to Participants. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted.

      12.02 Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; and in no event will the terms of employment or service of any Participant be modified or in any way affected hereby. It is a condition of the Plan, and each Participant expressly agrees by his participation herein, that each Participant will look solely to the assets held in the Trust for the payment of any benefit to which he is entitled under the Plan.

      12.03 Nonalienability of Benefits and Qualified Domestic Relations Orders. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985. The Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Administrator will promptly notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with the Department of Labor regulations.

            If any portion of the Participant's Account is payable during the period the Administrator is making its determination of the qualified status of the domestic relations order, the Administrator must make a separate accounting of the amounts payable. If the Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Administrator will direct the Trustee to distribute the payable amounts in accordance with the order. If the Administrator does not make his determination of the qualified status of the order within the 18-month determination period, the Administrator will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the prospectively if the Administrator later determines the order is a qualified domestic relations order.

            A domestic relations order will not fail to be deemed a qualified domestic relations order merely because it requires the distribution or segregation of all or part of a Participant's Account with respect to an alternate payee prior to the Participant's earliest retirement age (as defined in Section 414(p) of the Code) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of the earliest retirement age is available only if (a) the order specifies distribution at that time and (b) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, and the alternate payee consents to, a distribution occurring prior to the Participant's attainment of earliest retirement age.

      12.04 Facility of Payment. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may direct the Trustee to disburse such payments to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under state law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient.

      12.05 Information between Employer and Trustee. The Employer agrees to furnish the Trustee, and the Trustee agrees to furnish the Employer, with such information relating to the Plan and Trust as may be required by the other in order to carry out their respective duties hereunder, including without limitation information required under the Code and any regulations issued or forms adopted by the Treasury Department thereunder or under the provisions of ERISA and any regulations issued or forms adopted by the Labor Department thereunder.

      12.06 Effect of Failure to Qualify Under Code. Notwithstanding any other provision contained herein, if the Employer fails to obtain or retain approval of the Plan by the Internal Revenue Service as a qualified Plan under the Code, the Employer may no longer participate in this prototype Plan arrangement and will be deemed to have an individually designed plan.

      12.07 Notices. Any notice or other communication in connection with this Plan shall be deemed delivered in writing if addressed as provided below and if either actually delivered at said address or, in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, first-class postage prepaid and registered or certified:

            (a) If to the Employer or Administrator, to it at the address set forth in the Adoption Agreement, to the attention of the person specified to receive notice in the Adoption Agreement;

            (b) If to the Trustee, to it at the address set forth in the Adoption Agreement;

or, in each case at such other address as the addressee shall have specified by written notice delivered in accordance with the foregoing to the addressor's then effective notice address.

      12.08 Governing Law. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

                                   ARTICLE 13

                               PLAN ADMINISTRATION

      13.01 Powers and Responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following:

            (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

            (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan;

            (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan;

            (d)   To administer the claims and review procedures specified in
Section 13.03;

            (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan;

            (f) To determine the person or persons to whom such benefits will be paid;

            (g) To authorize the payment of benefits and provide for the distribution of Code Section 402(f) notices;

            (h)   To comply with the reporting and disclosure requirements of
Part I of Subtitle B of Title I of ERISA;

            (i) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan;

            (j) By written instrument, to allocate and delegate its fiduciary responsibilities in accordance with Section 405 of ERISA including the formation of an Administrative Committee to administer the Plan;

            (k) To provide bonding coverage as required under Section 412 of ERISA.

      13.02 Nondiscriminatory Exercise of Authority. Whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

      13.03 Claims and Review, Procedural.

            (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (1) specific reasons for the denial, (2) specific reference to pertinent Plan provisions, (3) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (4) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his claim.

            (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (1) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (2) submit written issues and comments to the Administrator. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

      13.04 Named Fiduciary. The Administrator is a "named fiduciary" for purposes of Section 402(a)(1) of ERISA and has the powers and responsibilities with respect to the management and operation of the Plan described herein.

      13.05 Costs of Administration. Unless some or all are paid by the Employer, all reasonable costs and expenses (including legal, accounting, and employee communication fees) incurred by the Administrator and the Trustee in administering the Plan and Trust will be paid first from the forfeitures (if any) resulting under Section 7.07, then from the remaining Trust Fund. All such costs and expenses paid from the Trust Fund will, unless allocable to the Accounts of particular Participants, be charged against the Accounts of all Participants on a prorata basis or in such other reasonable manner as may be directed by the Employer.

                                   ARTICLE 14

                                 TRUST AGREEMENT

      14.01 Acceptance of Trust Responsibilities. By executing the Adoption Agreement, the Employer establishes a trust to hold the assets of the Plan. By executing the Adoption Agreement, the Trustee agrees to accept the rights, duties and responsibilities set forth in this Article 14.

      14.02 Establishment of Trust Fund. A trust is hereby established under the Plan and the Trustee will open and maintain a trust account for the Plan and, as part thereof, Participants' Accounts for such individuals as the Employer shall from time to time give written notice to the Trustee are Participants in the Plan. The Trustee will accept and hold in the Trust Fund such contributions on behalf of Participants as it may receive from time to time from the Employer. The Trust Fund shall be fully invested and reinvested in accordance with the applicable provisions of the Plan in Fund Shares or as otherwise provided in
Section 14.10.

      14.03 Exclusive Benefit. The Trustee shall hold the assets of the Trust Fund for the exclusive purpose of providing benefits to Participants and Beneficiaries and defraying the reasonable expenses of administering the Plan. No assets of the Plan shall revert to the Employer except as specifically permitted by the terms of the Plan.

      14.04 Powers of Trustee. The Trustee shall have no discretion or authority with respect to the investment of the Trust Fund but shall act solely as a directed trustee of the funds contributed to it. In addition to and not in limitation of such powers as the Trustee has by law or under any other provisions of the Plan, the Trustee will have the following powers, each of which the Trustee exercises solely as directed Trustee in accordance with the written direction of the Employer except to the extent a Plan asset is subject to Participant direction of investment and provided that no such power shall be exercised in any manner inconsistent with the provisions of ERlSA:

            (a) to deal with all or any part of the Trust Fund and to invest all or a part of the Trust Fund in investments available under the Plan, without regard to the law of any state regarding proper investment;

            (b) to retain uninvested such cash as it may deem necessary or advisable, without liability for interest thereon, for the administration of the Trust;

            (c) to sell, convert, redeem, exchange, or otherwise dispose of all or any part of the assets constituting the Trust Fund;

            (d) to enforce by suit or otherwise, or to waive, its rights on behalf of the Trust, and to defend claims asserted against it or the Trust, provided that the Trustee is indemnified to its satisfaction against liability and expenses;

            (e) to employ such agents and counsel as may be reasonably necessary in collecting, managing, administering, investing, distributing and protecting the Trust Fund or the assets thereof and to pay them reasonable compensation;

            (f) to compromise, adjust and settle any and all claims against or in favor of it or the Trust;

            (g) to oppose, or participate in and consent to the reorganization, merger, consolidation, or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

            (h)   to apply for or purchase annuity contracts in accordance with
Section 8.02;

            (i) to hold securities unregistered, or to register them in its own name or in the name of nominees;

            (j) to appoint custodians to hold investments within the jurisdiction of the district courts of the United States and to deposit securities with stock clearing corporations or depositories or similar organizations;

            (k) to make, execute, acknowledge and deliver any and all instruments that it deems necessary or appropriate to carry out the powers herein granted; and

            (l) generally to exercise any of the powers of an owner with respect to all or any part of the Trust Fund.

            The Employer specifically acknowledges and authorizes that affiliates of the Trustee may act as its agent in the performance of ministerial, nonfiduciary duties under the Trust. The expenses and compensation of such agent shall be paid by the Trustee.

            The Trustee shall provide the Employer with reasonable notice of any claim filed against the Plan or Trust or with regard to any related matter, or of any claim filed by the Trustee on behalf of the Plan or Trust or with regard to any related matter.

      14.05 Accounts. The Trustee will keep full accounts of all receipts and disbursements and other transactions hereunder. Within 60 days after the close of each Plan Year, within 60 days after termination of the Trust, and at such other times as may be appropriate, the Trustee will determine the then net fair market value of the Trust Fund as of the close of the Plan Year, as of the termination of the Trust, or as of such other time', whichever is applicable, and will render to the Employer and Administrator an account of its administration of the Trust during the period since the last such accounting, including all allocations made by it during such period.

      14.06 Approving of Accounts. To the extent permitted by law, the written approval of any account by the Employer or Administrator will be final and binding, as to all matters and transactions stated or shown therein, upon the Employer, Administrator, Participants and all persons who then are or thereafter become interested in the Trust. The failure of the Employer or Administrator to notify the Trustee within six (6) months after the receipt of any account of its objection to the account will, to the extent permitted by law, be the equivalent of written approval. If the Employer or Administrator files any objections within such six (6) month period with respect to any matters or transactions stated or shown in the account, and the Employer or Administrator and the Trustee cannot amicably settle the question raised by such objections, the Trustee will have the right to have such questions settled by judicial proceedings. Nothing herein contained will be construed so as to deprive the Trustee of the right to have judicial settlement of its accounts. In any proceeding for a judicial settlement of any account or for instructions, the only necessary parties will be the Trustee, the Employer and the Administrator.

      14.07 Distribution from Trust Fund. The Trustee shall make such distribution from the Trust Fund as the Employer or Administrator may in writing direct, as provided by the terms of the Plan, upon certification by the Employer or Administrator that the same is for the exclusive benefit of Participants or their Beneficiaries, or for the payment of expenses of administering the Plan.

      14.08 Transfer of Amounts from Qualified Plan. If the Plan provides that amounts may be transferred to the Plan from another qualified plan or trust under Section 401(a) of the Code, such transfer shall be made in accordance with the provisions of the Plan and with such rules as may be established by the Trustee. The Trustee will only accept assets which are in a medium proper for investment under this agreement or in cash. Such amounts shall be accompanied by written instructions showing separately the respective contributions by the prior employer and the transferring Employee, and identifying the assets attributable to such contributions. The Trustee shall hold such assets for investment in accordance with the provisions of this agreement.

      14.09 Transfer of Assets from Trust. Subject to the provisions of the Plan, the Employer may direct the Trustee to transfer all or a specified portion of the Trust assets to any other plan or plans maintained by the Employer or the employer or employers of a former Participant or Participants, provided that the Trustee has received evidence satisfactory to it that such other plan meets all applicable requirements of the Code. The assets so transferred shall be accompanied by written instructions from the Employer naming the persons for whose benefit such assets have been transferred, showing separately the respective contributions by the Employer and by each Participant, if any, and identifying the assets attributable to the various contributions. The Trustee shall have no further liabilities with respect to assets so transferred.

      14.10 Separate Trust or Fund for Existing Plan Assets. With the consent of the Trustee, the Employer may maintain a trust or fund (including a group annuity contract) under this prototype plan document separate from the Trust Fund for Plan assets purchased prior to the adoption of this prototype plan document which are not Fidelity Funds listed in Section 1.14(b). The Trustee shall have no authority and no responsibility for the Plan assets held in such separate trust or fund. The duties and responsibilities of the trustee of a separate trust shall be provided by a separate trust agreement, between the Employer and the trustee.

            Notwithstanding the preceding paragraph, the Trustee or an affiliate of the Trustee may agree in writing to provide ministerial recordkeeping services for guaranteed investment contracts held in the separate trust or fund. The guaranteed investment contract(s) shall be valued as directed by the Employer or the Trustee of the separate trust.

            The trustee of the separate trust.(hereafter referred to as "trustee") will be the owner of any insurance contract purchased prior to the adoption of this prototype plan document. The insurance contract(s) must provide that proceeds will be payable to the trustee; however the trustee shall be required to pay over all, proceeds of the contract(s) to the Participant's designated Beneficiary in accordance with the distribution provisions of this plan. A Participant's spouse will be the designated Beneficiary of the proceeds in all circumstances unless a qualified election has been made in accordance with Article 8. Under no circumstances shall the trust retain any part of the proceeds. In the event of any Conflict between the terms of this plan and the terms of any insurance contract purchased hereunder, the plan provisions shall control.

            Any life insurance contracts held in the Trust Fund or in the separate trust are subject to the following limits:

            (a) Ordinary life - For purposes of these incidental insurance provisions, ordinary life insurance contracts are contracts with both nondecreasing death benefits and nonincreasing premiums. If such contracts are held, less than 1/2 of the aggregate employer contributions allocated to any Participant will be used to pay the premiums attributable to them.

            (b) Term and universal life - No more than 1/4 of the aggregate employer contributions allocated to any participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life.

            (c) Combination - The sum of 1/2 of the ordinary life insurance premiums and all other life insurance premiums will not exceed 1/4 of the aggregate employer contributions allocated to any Participant.

      14.11 Votings; Delivery of Information. The Trustee shall deliver, or cause to be executed and delivered, to the Employer or Plan Administrator all notices, prospectuses, financial statements, proxies and proxy soliciting materials received by the Trustee relating to securities held by the Trust or, if applicable, deliver these materials to the appropriate Participant or the Beneficiary of a deceased Participant. The Trustee shall not vote any securities held by the Trust except in accordance with the written instructions of the Employer, Participant or the Beneficiary of the Participant, if the Participant is deceased; however, the Trustee may, in the absence of instructions, vote "present" for the sole purpose of allowing such shares to be counted for establishment of a quorum at a shareholders, meeting. The Trustee shall have no duty to solicit instructions from Participants, Beneficiaries, or the Employer.

      14.12 Compensation and Expenses of Trustee. The Trustee's fee for performing its duties hereunder will be such reasonable amounts as the Trustee may from time to time specify by written agreement with the Employer. Such fee, any taxes of any kind which may be levied or assessed upon or with respect to the Trust Fund and any and all expenses, including without limitation legal fees and expenses of administrative and judicial proceedings, reasonably incurred by the Trustee in connection with its duties and responsibilities hereunder will, unless some or all have been paid by said Employer, be paid first from forfeitures resulting under Section 7.07, then from the remaining Trust Fund and will, unless allocable to the Accounts of particular Participants, be charged against the respective Accounts of all Participants, in such reasonable manner as the Trustee may determine.

      14.13 Reliance by Trustee on Other Persons. The Trustee may rely upon and act upon any writing from any person authorized by the Employer or Administrator to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written order from the Employer or Administrator or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. The Trustee need not inquire as to the basis in fact of any statement in writing received from the Employer or Administrator.

            The Trustee will be entitled to rely on the latest certificate it has received from the Employer or Administrator as to any person or persons authorized to act for the Employer or Administrator hereunder and to sign on behalf of the Employer or Administrator any directions or instructions, until it receives from the Employer or Administrator written notice that such authority has been revoked.

            Notwithstanding any provision contained herein, the Trustee will be under no duty to take any action with respect to any Participant's Account (other than as specified herein) unless and until the Employer or Administrator furnishes the Trustee with written instructions on a form acceptable to the Trustee, and the Trustee agrees thereto in writing. The Trustee will not be liable for any action taken pursuant to the Employer's or Administrator's written instructions (nor for the collection of contributions under the Plan, nor the purpose or propriety of any distribution made thereunder).

      14.14 Indemnification by Employer. The Employer shall indemnify and save harmless the Trustee from and against any and all liability to which the Trustee may be subjected by reason of any act or conduct (except willful misconduct or negligence) in its capacity as Trustee, including all expenses reasonably incurred in its defense.

      14.15 Consultant on by Trustee with Counsel. The Trustee may consult with legal counsel (who may be but need not be counsel for the Employer or the Administrator) concerning any question which may arise with respect to its rights and duties under the Plan and Trust, and the opinion of such counsel will, to the extent permitted by law, be full and complete protection in respect of any action taken or omitted by the Trustee hereunder in good faith and in accordance with the opinion of such counsel.

      14.16 Persons Dealing with the Trustee. No person dealing with the Trustee will be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transactions.

      14.17 Resignation or Removal of Trustee. The Trustee may resign at any time by written notice to the Employer, which resignation shall be effective 60 days after delivery to the Employer. The Trustee may be removed by the Employer by written notice to the Trustee, which removal shall be effective 60 days after delivery to the Trustee.

            Upon resignation or removal of the Trustee, the Employer may appoint a successor trustee. Any such successor trustee will, upon written acceptance of his appointment, become vested with the estate, rights, powers, discretion, duties and obligations of the Trustee hereunder as if he had been originally named as Trustee in this Agreement.

            Upon resignation or removal of the Trustee, the Employer will no longer participate in this prototype plan and will be deemed to have adopted an individually designed plan. In such event, the Employer shall appoint a successor trustee within said 60-day period and the Trustee will transfer the assets of the Trust to the successor trustee upon receipt of sufficient evidence (such as a determination letter or opinion letter from the Internal Revenue Service or an opinion of counsel satisfactory to the Trustee) that such trust will be a qualified trust under the Code.

            The appointment of a successor trustee shall be accomplished by delivery to the Trustee of written notice that the Employer has appointed such successor trustee, and written acceptance of such appointment by the successor trustee. The Trustee may, upon transfer and delivery of the Trust Fund to a successor trustee, reserve such reasonable amount as it shall deem necessary to provide for its fees, compensation, costs and expenses, or for the payment of any other liabilities chargeable against the Trust Fund for which it may be liable. The Trustee shall not be liable for the acts or omissions of any successor trustee.

      14.18 Fiscal Year of the Trust. The fiscal year of the Trust will coincide with the Plan Year.

      14.19 Discharge of Duties by Fiduciaries. The Trustee and the Employer and any other fiduciary shall discharge their duties under the Plan and this Trust Agreement solely in the interests of Participants and their Beneficiaries in accordance with the requirements of ERISA.

      14.20 Amendment. In accordance with provisions of the Plan, and subject to the limitations set forth therein, this Trust Agreement may be amended by an instrument in writing signed by the Employer and the Trustee. No amendment to this Trust Agreement shall divert any part of the Trust Fund to any purpose other than as provided in Section 2 hereof.

      14.21 Plan Termination. Upon termination or partial termination of the Plan or complete discontinuance of contributions thereunder, the Trustee will make distributions to the Participants or other persons entitled to distributions as the Employer or Administrator directs in accordance with the provisions of the Plan. In the absence of such instructions and unless the Plan otherwise provides, the

Trustee will notify the Employer or Administrator of such situation and the Trustee will be under no duty to make any distributions under the Plan until it receives written instructions from the Employer or Administrator. Upon the completion of such distributions, the Trust will terminate, the Trustee will be relieved from all liability under the Trust, and no Participant or other person will have any claims thereunder, except as required by applicable law.

      14.22 Permitted Reversion of Funds to Employer. If it is determined by the Internal Revenue Service that the Plan does not initially qualify under Section 401 of the Code, all assets then held under the Plan will be returned by the Trustee, as directed by the Administrator, to the Employer, but only if the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted or such later date as may be prescribed by regulations. Such distribution will be made within one year after the date the initial qualification is denied. Upon such distribution the Plan will be considered to be rescinded and to be of no force or effect.

            Contributions under the Plan are conditioned upon their deductibility under Section 404 of the Code. In the event the deduction of a contribution made by the Employer is disallowed under Section 404 of the Code, such contribution (to the extent disallowed) must be returned to the Employer within one year of the disallowance of the deduction.

            Any contribution made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution.

      14.23 Governing Law. This Trust Agreement will be construed, administered and enforced according to ERISA and, to the extent not preempted thereby, the laws of the Commonwealth of Massachusetts.

                        CORPORATEPLAN FOR RETIREMENT(SM)
                           PROFIT SHARING/401(K) PLAN
                       FIDELITY BASIC PLAN DOCUMENT NO. 07
                                  AMENDMENT ONE

Section 2.01(a)(7) "Compensation" is amended to include:

      In addition to other applicable limitations set forth in the plan, and notwithstanding any other provision of the plan to the contrary, for plan years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the plan shall not exceed the OBRA 193 annual compensation limit. The OBRA 193 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a) (17) (B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA 193 annual compensation will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

      For plan years beginning on or after January 1, 1994, any reference in this plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA 193 annual compensation limit set forth in this provision. Notwithstanding 2.01(a)(7)(A), for purpose of Section 4.02 (Additional Limit on Deferral Contributions) and Section 4.04 (Limit on Matching Contributions), the Employer may use Compensation as defined in Section 5.03(e)(2) excluding reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Participant under a salary reduction agreement by reason of the application of Section 125, 402(a)(8), 402(h) or 403(b) of the Code.

      If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA 193 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA 193 annual compensation limit is $150,000.

Section 8,01(d) "Distribution of Benefits to Participants and Beneficiaries" is amended to include:

      (5) If a distribution is one to which sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            (1) the administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (2) the Participant, after receiving the notice, affirmatively elects a distribution.

                                    ADDENDUM
                                       TO
                          CORPORATEPLAN FOR RETIREMENT
                         THE PROFIT SHARING/401(K) PLAN
                       FIDELITY BASIC PLAN DOCUMENT NO. 07

                         RE: RETROACTIVE EFFECTIVE DATES

This Addendum is intended to clarify and set forth the effective dates of certain provisions of the Plan with respect to the adopting Employer. This Addendum applies only to the extent that the Employer has not amended the Plan with respect to the applicable provisions of the Tax Reform Act of 1986 ("TRA '86"). Unless otherwise specifically provided by the terms of the Plan, this amendment and restatement is effective with respect to each change made to satisfy the provisions of (i) TRA '86, (ii) any other change in the Code or ERISA, or (iii) regulations, rulings, or other published guidance issued under the Code, ERISA, or TRA '86, the first day of the first period (which may or may not be the first day of a Plan year) with respect to which such change became required because of such provision (including any day that became such as a result of an election or waiver by an Employer or a waiver or exemption issued under the Code, ERISA, or TRA '86), including, but not limited to, the following:

      (a) The following changes as required by TRA '86 are effective for Plan Years beginning after December 31, 1986, unless a delayed effective date applies because the Plan is collectively- bargained or because of an applicable exemption or waiver:

            (1) Changes in the definition of Employee in Section 2.01(a)(10) to reflect changes in the safe harbor exclusion for Leased Employees;

            (2)   Changes in the definition of Highly Compensated Employee in
Section 2.01(a)(16)

            (3) Addition of the aggregate deferral limit under Section 402(g) of the Code in Section 4.01(c);

            (4)   Changes to the Code Section 401(k) discrimination test in
Section 4.02;

            (5) Addition of the Code Section 401(m) discrimination test and application of the Aggregate Limit in Section 4.04;

            (6) Compliance with the Code Section 414(s) compensation definition requirements in Sections 5.03 and 9.03;

            (7) Changes in the Participant Loan provisions in Section 7.09; if applicable, to reflect new dollar limitations, repayment requirements, and restrictions applicable to Highly Compensated Employees under Section 72(p) of the Code;

            (8)   Changes in the definition of Key Employee in Section 9.02(a);
and

            (9) Changes in the definition of Top-Heavy Ratio in Section 9.02(c)(3) to provide for ratable accrual.

      (b) Changes in the 415 limitations in Section 5.03 as required by TRA '86 are effective for limitation years beginning after December 31, 1986, unless a delayed effective date applies because the Plan is collectively-bargained or because of an applicable waiver or exemption; provided, however, that Annual Additions shall not be recalculated to take into account all Employee contributions for limitation years beginning before the effective date.

      (c) The following changes as required by TRA'86 are effective for Plan years beginning After December 31, 1987, unless a delayed effective date applies because the Plan is collectively- bargained or because of an applicable waiver or exemption:

            (1) Changes required to provide that allocations shall not be decreased or discontinued because of attainment of any age, if any; and

            (2) Changes in the definition of Normal Retirement Age in Section 1.06(a), if any, to reflect the five years of participation rule.

      (d) The following changes as required by TRA'86 are effective for Plan Years beginning after December 31, 1988, unless a delayed effective date applies because the Plan is collectively- bargained or because of an applicable waiver or exemption:

            (1) Changes in the vesting schedule specified in Section 1.07, if applicable;

            (2) Changes in the permitted disparity rules in Section 4.06(b)(2), if applicable; and

            (3)   Changes in the requirements for electing a former vesting
schedule in Section 10.03, if applicable.

Notwithstanding the foregoing and subject to applicable law, with respect to Plan years beginning after December 31, 1986, and before the date of this restatement of the Plan, the Employer may elect to operate the Plan in accordance with any transitional rule published by the Internal Revenue Service or a reasonable, good faith interpretation of TRA'86 and related applicable law, in which event such transitional rule or good faith interpretation shall prevail over the provisions in this restatement of the Plan with respect to such Plan Year.

Each other change made under the Plan is effective as of the date specified in
Section 1.01 (g) of the Adoption Agreement, 'unless otherwise specifically provided by the terms of the Plan.


                                       -2-